                                First Amendment of
                                Lease May 22, 1985

                            FIRST AMENDMENT OF LEASE

          AGREEMENT dated as of May 22, 1985 between OLYMPIA & YORK BATTERY PARK COMPANY, a New York partnership, having an office at 237 Park Avenue, New York, New York 10017 (herein called "Landlord"), and DOW JONES & COMPANY, INC., a Delaware corporation, having an office at 22 Cortlandt Street, New York, New York 10007 (herein called "Tenant").

                                   WITNESSETH:

          WHEREAS, Landlord and Tenant entered into a lease dated October 21, 1983 (the "Lease") whereby Landlord demised to Tenant, upon the terms, covenants and conditions contained therein, certain premises in the building currently known as Building A, being constructed at the World Financial Center in the City, County and State of New York; and

          WHEREAS, Landlord and Tenant desire to amend the Lease in the respects and upon the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, Landlord and Tenant hereby agree as follows:

          1. All terms used in this Agreement which are defined in the Lease shall have the respective meanings set forth in the Lease, unless. any such term or terms are defined otherwise in this Agreement.

          2. The space demised to Tenant pursuant to Section 1.02(a) of the Lease is hereby increased by adding thereto (a) the entire 16th and 17th floors of the Building, (b) approxi-mately 146 rentable square feet of space of the 18th floor of the Building, which is more particularly described in Exhibit A annexed hereto (the "Elevator Premises"), (c) approximately 1,187 rentable square feet of space on the cellar through eighth floors and 18th through 40th floors of the Building, which is more particularly described in Exhibit B annexed hereto (the "Duct Premises"), and (d) the following (collectively, the "Lobby Premises": (i) approximately 1,000 rentable square feet of space on the +32' -0" lobby level of the Building, which is more particularly described in Exhibit C annexed hereto, and (ii) a Halon duct and encasement containing approximately 25 rentable square feet, which is more particularly described in Exhibit D annexed hereto; so-that the 16th and 17th floors of the Building, the Elevator Premises, the Duct Premises and the Lobby Premises, are also part of the Premises as if originally demised under the Lease. The 16th and 17th floors of the Building (but not the Lobby Premises) shall also be deemed to be part of the Office Premises. The Elevator Premises and the Duct Premises shall be deemed to be part of the Office Premises for purposes of Article 1, but the Elevator Premises and the Duct Premises shall be deemed to be part of the Additional Premises for purposes of the other Articles of the Lease (except in Sections 2.01 and 9.01, where the Elevator Premises and the Duct Premises shall not be deemed to be part of any other portion of the Premises) and for purposes of the Supplemental Agreement. If the actual rentable square footage of the completed Elevator Premises, the Duct premises or Lobby Premises (as measured by Landlord following completion) differs from the rentable square footage recited above, then such actual footage shall control for purposes hereof, and Landlord and Tenant will, upon request by the other, confirm the same in writing.

          3. Section 1.03 of the Lease is hereby deleted in its entirety from the Lease.

          4. Article 4 of the Lease is hereby amended in its entirety to read as follows:

                                   "ARTICLE 4

                                 Expansion Space

          4.01. Tenant shall lease the entire (except as provided in the last sentence of this Section 4.01) 18th floor of the Building (the "Expansion Space"), and the Expansion Space shall be added to and form a part of the Office Premises (and the Premises), for the period (a) beginning on the tenth anniversary of the Commencement Date, or at Landlord's option, on such later date (which shall not be later than the twelfth anniversary of the Commencement Date) as Landlord shall designate by notice to Tenant given before the ninth anniversary of the Commencement Date and (b) ending on the expiration of the term of this lease. The Fixed Rent for the Expansion Space shall be determined as provided in Section 4.02, and, during such period, the terms "Premises" and "Office Premises" as used in this lease shall include the Expansion Space. The Elevator Premises and the Duct Premises shall continue to be part of the Premises, but shall not be considered part of the Expansion Space.

          4.02. The annual Fixed Rent for the Expansion Space shall be the annual fair rental value for the Expansion Space during the period (herein called the "Estimation Period") beginning on the tenth anniversary of the Commencement Date and ending on the expiration of the then current term of this lease, determined in accordance with the provisions of this Section. Landlord shall notify Tenant of Landlord's estimate of the annual fair rental value of the Expansion Space for the Estimation Period not later than the ninth anniversary of the Commencement Date. Within 60 days after the giving of such notice, Tenant shall notify Landlord whether Tenant accepts or rejects Landlord's estimate. If Tenant accepts Landlord's estimate or if Tenant fails to reject Landlord's estimate within such 60-day period, then the annual Fixed Rent for the Expansion Space shall be the annual Fixed Rent set forth in Landlord's estimate. If Tenant rejects Landlord's estimate for the Expansion Space within such 60-day period., then the dispute shall be determined by arbitration in accordance with Article 34 of this lease. In determining the fair market rental for the Expansion Space at the time of the commencement of the Estimation Period, the parties and, if applicable, the arbitrators shall take into account all relevant factors, including without limitation, the Fixed Rent and Additional Charges at which Landlord is leasing other space in the Building (taking into account the floor(s) to be rented and all other factors in such other leases), the escalation provisions and base years provided herein, the rents and other charges then being charged for comparable space in comparable buildings in the downtown area of New York City, the condition of the Expansion Space if improved, the age and condition of the Building, and the character and reputation of the Building. In no event, however, shall the per rentable square foot annual Fixed Rent of the Expansion Space, for the period (herein called the "Expansion Period") during which the Expansion Space will be part of the Office Premises, be less than the per rentable square foot Fixed Rent for any portion of the Office Premises on the commencement date of the Expansion Period, subject to increases pursuant to Section 1.05(b). If the Fixed Rent for the Expansion Space shall not have been determined (by arbitration or by agreement between the parties) before the commencement of the Expansion Period, then pending such determination, Tenant shall pay Fixed Rent for the Expansion Space at the estimated rate specified in Landlord's no-tice given pursuant to the second sentence of this Section. If such determination shall be less than Landlord's estimate, Landlord shall promptly refund to Tenant any overpayment of Fixed Rent, with interest as hereinafter provided, or, at Tenant's option, permit Tenant to credit the amount of such overpayment, and such interest, against subsequent payments of Fixed Rent; and if such determination shall be greater than Landlord's estimate, Tenant shall pay the deficiency in Fixed Rent that shall have accrued, with interest as hereinafter provided, within 10 days after demand therefor. Any such overpayment or deficiency shall bear interest from the date paid or accrued, as the case may be, to the date on which the overpayment is refunded or credited or the deficiency is paid, as the case may be, at the rate specified in Section 3.10.

          4.03. The Base PILOT and the Base Operating Expenses for the Expansion Space shall be the same as are provided in Article 3 for the rest of the Office Premises.

          4.04. Tenant shall take the Expansion Space "as is", unless (a) the Expansion Space has never been improved for occupancy by any tenant with an installation at least equal to the standard finish work described in Exhibit C attached hereto and made a part hereof (herein called "Building Standard Installation"), or (b) the Expansion Space has been so improved, but has been damaged by fire or other casualty and the Expansion Space has not been restored in either of which events Landlord shall provide a Building Standard Installation for the Expansion Space prior to the commencement of the Expansion Period.

          4.05. The termination of this lease during the original term of this lease shall also terminate and render void Tenant's right (but not Tenant's obligation, to the extent the existence of such obligation shall affect the measure of Landlord's damages) to lease the Expansion Space, and nothing contained in this Article shall prevent Landlord from exercising any right or option granted to or reserved by Landlord in this lease to terminate this lease. None of Tenant's rights, options or elections set forth in the preceding Sections of this Ar-ticle may be severed from this lease or separately sold, assigned or transferred.

          4.06. If Landlord shall be unable to give possession of the Expansion Space on the commencement of the Expansion Period because of the holding over or retention of possession of any tenant, undertenant or occupant of the Expansion Space, then (a) Landlord agrees to diligently exercise all legal rights and remedies to dispossess any such hold-over tenant, under-tenant or occupant, (b) Landlord shall not be subject to any liability for failure to give possession on such commencement date and the validity of this lease shall not be impaired under such circumstances nor shall the same be construed in any way to extend the term of this lease, but the Fixed Rent and the Additional Charges payable hereunder for the Expansion Space shall be abated until Landlord has tendered possession by giving notice to Tenant that the Expansion Space is ready for Tenant's occupancy. The provisions of this Section are intended to constitute "an express "provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

          4.07. Landlord wall notify Tenant, within 30 days after the entry by Landlord into any lease for all or part of the Expansion Space, of the date on which the term of such lease is scheduled to expire. Landlord will also notify Tenant of any change in any such expiration date within 30 days after such a change. Unless this lease shall terminate, Landlord shall not enter into any lease of the Expansion Space if the initial or any renewal term of such lease is scheduled to expire after the twelfth anniversary of the Commencement Date.

          4.08.   Landlord's option under clause (a) of the first sentence of
          Section 4.01, to postpone for up to two years the commencement of the inclusion within the Premises of the Expansion Space, may be exercised with respect to all, but not part, of the Expansion Space.

          4.09. Tenant shall not connect any additional electrical equipment of any type in the Expansion Space to the Building electric distribution system, other than lamps, typewriters and other small office machines which consume com-parable amounts of electricity, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed as long as the amounts of electricity to be consumed do not exceed the normal capacity of the Building system feeders, risers, electrical conductors, electrical equipment and wiring.

          4.10. At Tenant's request, Landlord, at Tenant's expense, (a) shall cause the low midrise (B Bank) Building elevators to open onto either or both of the 16th and/or 17th floors of the Building as Tenant shall designate in such request and (b) shall cause the high midrise (C
          Bank) Building elevators (which serve the 18th floor) to open onto whichever of the 15th, 16th or 17th floor of the Building (but not more than one of such floors) Tenant shall designate in such request; in each case during the portion of the term of this lease when the Expansion Space is included in the Premises."

          5. The Lease sets out certain standards and obligations between Landlord and Tenant with respect to the electrical specifications of the Premises. The Building's electrical system is based upon a second contingency design, whereby two service components may be disabled and the electrical system will continue to provide its design capacity. As Tenant wishes to place a greater electrical load on both the Building and the Office Premises than permitted under the Lease and than the Building's electrical system can reliably support, Landlord and Tenant agree as follows:

          (a) Tenant will utilize its generators to service that portion of Tenant's load for the Office Premises that exceeds the Building's electrical capacity allocated to the Office Premises. Tenant and Landlord shall select the initial loads that Landlord will shed when Tenant's load for the Office Premises exceeds the Building's capacity, according to the procedure set forth in the following subparagraphs. The provisions of this Paragraph 5 relate solely to the Office Premises. Tenant's electrical load for the Lobby Premises and the Additional Premises shall at all times comply with the limitations set forth in the Lease.

          (b) At those times when only one service component is disabled ("First Contingency Mode"), or when no service components are disabled, Tenant may place its entire electrical load upon the Building's electrical system.

          (c) At those times when the Building's electrical system is in a First Contingency Mode, Landlord will use its best efforts to provide Tenant with an electrical signal that will so inform it. At those times when two service components within the Building are disabled ("Second Contingency Mode"), Landlord will use its best efforts to provide Tenant with a second electrical signal than will so inform it. Landlord will also endeavor to provide Tenant with digital information, the design of which shall be selected by Landlord, that will advise Tenant of the status of the electrical load use within the Building. Tenant shall bear all costs associated with the purchase, installation, maintenance or repair of all such signaling equipment and equipment collateral thereto, and shall not unreasonably withhold its approval of Landlord's plans with respect thereto. Tenant's approval shall be deemed given unless objected to by written notice given to Landlord within five business days after receipt by Tenant of such plans.

          (d) Within one minute of the occurrence of (i) a Second Contingency Mode and (ii) the operation of the Building's electrical load at or above ninety-five percent (95%) of the Building's electrical capacity, Landlord may automatically shed Tenant's excess loads. Tenant acknowledges that its loads will be automatically shed when the Building's electrical capacity reaches such level. Landlord shall consult with Tenant, at mutually agreed-upon intervals, to develop a schedule of sheddable loads that will specify the sheddable and nonsheddable load and include a selection and order for the shedding of Tenant's loads. If Tenant fails to consult with Landlord concerning the selection of Tenant's loads for shedding within 30 days of a written request by Landlord for a consultation, Landlord may choose, in its sole discretion, which of Tenant's loads it shall shed. In such event, Landlord shall reasonably advise Tenant of those Tenant loads it selects to shed. In the event Landlord and Tenant are unable to agree upon which of Tenant's loads shall be shed, Landlord may choose such loads, consistent with the requirements of the Building and the Lease.

          (e) Landlord shall return Tenant's shedded loads to the Building's electrical system upon the occurrence of the earlier of:

               (i) one hour after the Building has returned to a First Contingency Mode for a period of one hour, or

               (ii) one hour after the Building's total electrical load has reduced to a level that, when adding Tenant's shed load to the Building's total electrical load, the Building's total electrical load will not exceed ninety percent ( 90%) of the Building's electrical capacity. Landlord, in its sole discretion, shall determine whether the addition of Tenant's load possesses the possibility of causing the Building's total electrical load to exceed the ninety percent (90%).

          (f) Landlord will monitor the peak demands of nonsheddable load within the Premises. If Landlord determines that the peak nonsheddable load in the Premises is in excess of 3.5 watts per usable square foot at any time, Landlord will reasonably endeavor to so notify Tenant. Upon such determination, Landlord, at its option, may install additional automatic load shedding equipment that shall reduce the nonsheddable load to 3.5 watts per usable square foot or make whatever other arrangements it deems advisable, including requiring Tenant to service a greater portion of its own load. The installation of such additional load shedding equipment shall be at Tenant's sole cost and expense.

          (g) In the event that any public authority or utility company objects to the installation or maintenance of the load shedding equipment or if Landlord shall in good faith determine that any installed load shedding equipment is violative of any law or regulation, Landlord shall have the right, at Tenant's sole cost and expense, to disconnect such load shedding equipment, or, if feasible, to replace or modify the load shedding system with any other equipment or system which Landlord determines will meet the electrical requirements, including, but not limited to, the installation of one or more additional transformer vaults. If Landlord determines that it possesses sufficient time to review such modification with Tenant, Tenant may review such modification and submit to Landlord alternative means to correct such delivery in the load shedding system. Tenant shall pay all casts associated with the installation, maintenance and repair of such additional equipment required by Landlord. Tenant shall pay all costs, including attorneys' fees, expenses, fines, penalties and damages incurred or imposed upon Landlord or any Superior Lessor or any Superior Mortgagee by reason of the actions of any public au-thority or utility company related to the load shedding system.

          (h) Tenant shall pay all costs associated with the installation, maintenance and repair of the load shedding equipment, including modification and replacement of the equipment where necessary or as contemplated elsewhere in this Paragraph 5. Such costs shall include, without limitation, the cost of materials, payments to subcontractors, architectural and engineering costs, any revisions to building plans, insurance, field labor, removal of debris, field supervision, costs for elevator operators, teamsters and operating *engineers, and permit and similar fees. The load shedding equipment shall become part of the Office Premises, as defined in the Lease, for Tenant's use according to the terms of this Paragraph 5 during the term of the Lease.

          (i) All sums due under this Paragraph 5 shall constitute Additional Charges under the Lease and Tenant shall pay any such sum within 15 days of receipt of Landlord's invoice, which shall reasonably specify by category those costs incurred by Landlord. If Tenant fails to make any payments due under or otherwise breaches this Paragraph 5, Tenant shall be in default under this Paragraph. 5 and under the Lease (subject to the applicable notices and grace periods provided in Section 25.02 of the Lease).

          (j) The rights and obligations of Tenant and Landlord under Article 21 of the Lease shall be fully applicable to this Paragraph 5.

          6. The following modifications are hereby made to the Lease to account for the inclusion of the Lobby Premises (and in some cases, the Elevator Premises and the Duct Premises) in the Premises:

          (a)  The following is hereby inserted at the end of Section 1.05(b):

               "The Fixed Rent for the Lobby Premises shall be payable at the following annual rates:

                    (1) The product obtained by multiplying $100.00 by the square foot rentable area of the Lobby Premises, during the period beginning on the date the term of this lease commences with respect to the Lobby Premises and ending on the day preceding the fifth anniversary of the Commencement Date:

                    (2) The product obtained by multiplying $116.67 by the square foot rentable area of the Lobby Premises, during the period beginning on the fifth anniversary of the Commencement Date and ending on the day preceding the tenth anniversary of the Commencement Date;

                    (3) The product obtained by multiplying $125.00 by the square foot rentable area of the Lobby Premises, during the period beginning on the tenth anniversary of the Commencement Date and ending on the day preceding the 15th anniversary of the Commencement Date; and

                    (4) The product obtained by multiplying $138.89 by the square foot rentable area of the Lobby Premises, during the period beginning on the 15th anniversary of the Commencement Date and ending on the expiration date of the original term of this lease."


          (b) The words "and the Lobby Premises" are hereby inserted after the words "Office Premises" in the first, sixth, seventh, ninth and fifteenth lines of Section 1.05(c).

          (c)  The following is hereby inserted after Section 1.11:

               "1.12. If any portion of any installment of the "Retail Rent" or "Other Rent" payable by Landlord pursuant to Section 3.05 of the Ground Lease is attributable to the leasing of the Lobby Premises to Tenant, then Tenant shall pay to Landlord an amount equal to such portion of each installment. The first such amount shall be paid by Tenant within 10 days after Landlord notifies Tenant that such amount is payable, and subsequent payments under this Section 1.12 shall be made as specified in such notice, and any subsequent such notices, provided that Tenant shall not be required to make such payments more frequently than the frequency with which Retail Rent or Other Rent is payable by Landlord under the Ground Lease."

          (d)  The following is hereby inserted at the end of Section 2.01:

               "Tenant shall use and occupy the Lobby Premises solely as a message center (i.e., for deliveries to Tenant of press releases, news items and other messages and documents to be used in connection with Tenant's business), a reading room (i.e., a room open to the general public for the reading of Tenant's publications; and Tenant may, incidental to such use, make occasional sales of back issues of such publications) and a security post (i.e., a location at which security guards will be stationed for purposes of screening and escorting visitors to the Premises); provided, however, that if Tenant desires to use the Lobby Premises for any different purpose, Landlord will not unreasonably withhold or delay its consent to such different use as long as (i) such different use is not prohibited by (A) Section 2.03 or 2.04 of this Lease, (B) the Ground Lease, (C) any instruments affecting title to the Building, (D) any other lease in the Project, or (E) any other agreement to which Landlord is a party or by which it is bound; (ii) such different use is in keeping with the character, reputation and appearance of the lobby of a first-class office building; and (iii) in Landlord's reasonable judgment, such different use is consistent with Landlord's overall plans for the types and varieties of uses in the lobby of the Building and the rest of the Project. If Landlord withholds such consent it will specify its reasons therefor. Tenant shall use and occupy the Elevator Premises solely for the installation, maintenance and operation of equipment used for the operation of a shuttle elevator between the 16th and 17th floors of the Building. Tenant shall use and occupy the Duct Premises solely for the installation, maintenance and operation of ducts between the Lobby Premises and the Office Premises.

          (e) The words "or the Lobby Premises" are hereby inserted after the words "Office Premises" in the sixth line of Section 2.02 and in the 45th line of Section 5.03. Also in Section 2.02, the word "Certificate", which appears in the twelfth and thirteenth lines there of, is hereby changed to "Certificate(s)".

          (f)  The following is hereby inserted after Section 2.04:

               "2.05. Tenant, at its own cost and expense, shall provide an identification sign at and for the Lobby Premises, in accordance with the standards set forth in design criteria contained in Attachment 1 to Exhibit F. Tenant, at its own cost and expense, shall maintain any such sign or other installation in good condition and repair and, if required by Landlord, shall keep such sign illuminated as and during such hours as required by Landlord. Tenant shall not alter any such sign without Land-lord's prior approval, which will not be unreasonably withheld or delayed, and other than such permitted sign, Tenant shall not, without Landlord's prior approval, which will not be unreasonably withheld or delayed, place or install or suffer to be placed or installed or maintain any sign upon or outside the Lobby Premises or inside the Lobby Premises. Tenant shall not place or install or suffer to be placed or installed or maintained within the Lobby Premises any temporary or non-professionally made sign of any kind or nature, nor shall Tenant place or maintain on the Lobby Premises, including, without limitation, on the glass of any window or door, any sign decoration, lettering, advertising matter, shade or blind (other than as expressly permitted pursuant to such design criteria) or other thing of any kind, including, without limitation, credit card stickers or handwritten signs. Landlord shall have the right, with or without notice to Tenant, to remove any signs installed by Tenant yin violation of this Section 2.05 and to charge Tenant for the cost of such removal and any repairs necessitated thereby, without liability to Tenant for such removal. At the expiration of the term of this lease, Tenant, at its own cost and expense, shall remove or cause to be removed all such signs or other installations and repair any damage to the Lobby Premises caused by such removal."

          (g)  The parenthetical phrase, "(either the uses described in Section
     2.01 or a different use consented to by Landlord pursuant to the proviso at the end of the third sentence of Section 2.01)" is hereby inserted after the words "Section 2.01" in the sixth line of subsection 8.09(b).

          (h) The phrase "or with respect to any proposed subletting of all or part of the Lobby Premises (whether alone or together with any other portion of the Prem-

     ises)" is hereby inserted at the end of the ninth line of Section 8.12.


          (i) The phrase, "or Tenant's use of the Lobby Premises other than as a message center, reading room and security post, or Tenant's use of the Elevator Premises other than for elevator equipment, or Tenant's use of the Duct Premises other than for ducts," is hereby inserted at the end of clause (b)(i) of Section 9.01.

          (j) The phrase "(including without limitation special rules and regulations applicable to space on one or both of the lobby levels of the Building)" is hereby inserted after the word "Tenant" in the sixth line of
     Section 11.01.

          (k) The following words are hereby inserted at the end of the first sentence of Section 15.01: ", and to distribute conditioned air throughout all the Lobby Premises, to the extent set forth in the Lobby Mechanical Specifications set forth in Exhibit G-1 attached hereto and made a part hereof." Exhibit E annexed hereto is hereby made Exhibit G-1 to the Lease.

          (l) The following provision is hereby inserted at the end of the first sentence of Section 16.01:

          "and shall supply conditioned air during Business Hours of Business Days to the Lobby Premises, as may be required to operate, to the extent permitted by law, any heating, ventilating and air-conditioning systems which are installed/in the Lobby Premises, in accordance with the lobby mechanical specifications set forth in Exhibit G-1 hereto."

          (m) The words "or conditioned air and/or chilled water for the Lobby Premises, in either case" are hereby inserted after the word "Portion" in the fifty-first line of Section 16.01. In addition, the following is hereby inserted at the end of Section 16.01:

               "(including, in the case of the Lobby Premises, the costs reasonably incurred by Landlord in adjusting, modifying, supplementing or otherwise adapting the air conditioning equipment serving the Lobby Premises to the extent necessitate by Tenant's need for conditioned air at times other than Business Hours of Business Days). Subject to the provisions of Section 15.02, Tenant may, at its expense, use its own supplemental air conditioning units in the Lobby Premises After Hours (as hereinafter defined)."

          (n)  The following provision is hereby inserted after Section 16.07:

               "16.08.   In the event Tenant shall keep the Lobby Premises open
          for use during hours, days or nights other than Business Hours of Business Days ("After Hours"), Tenant shall pay to Landlord, as Additional Rent, on demand, Landlord's charges for all incremental costs and expenses incurred by Landlord in connection with Tenant's occupancy of the Lobby Premises After Hours. If any other tenants in the +32' 0" lobby level of the Building shall occupy their premises After Hours at the same time as Tenant, only that equitably pro-rated portion of Landlord's charges therefor shall be allocated to Tenant."

          (o) The words "and the Lobby Premises" are hereby inserted after the words "Office Premises" in the second line of Section 17.01. The words "or Lobby Premises" are hereby inserted after the words "Office Premises" in the seventh and thirteenth lines of Section 17.01.

          (p) The words "or the Lobby Premises" are hereby inserted after the words "Office Premises" in the sixteenth line of Section 18.01 and the twenty-sixth line of Section 22.02. The words "and the Lobby Premises" are hereby inserted after the words "Office Premises" in the seventh line of
     Section 22.02.

          (q) The following provision is hereby inserted after subparagraph (d) of Section 25.02:

               "or (e) if the Lobby Premises are abandoned for a period of more than 15 days and Tenant does not resume occupancy thereof for one or more of the uses permitted hereunder within 15 days after notice from Landlord,"

          (r) Notwithstanding anything to the contrary provided herein of in the Lease, Landlord shall have the right to terminate the Lease (as amended hereby) insofar as it relates to the Lobby Premises, if the Lobby Premises are vacated or deserted for a period of more than 15 days and Tenant does not resume occupancy thereof for one or more of the uses permitted hereunder within 15 days after notice from Landlord. After such a termination (which shall be by a second notice to Tenant given after such second 15-day period), the Lobby Premises shall no longer be part of the Premises, but the Lease shall otherwise continue in full force and effect, and Tenant shall remain liable for its obligations under the Lease relating to the Lobby Premises which accrued prior to such termination.

          (s) The following provision is hereby inserted after paragraph A6 of Exhibit F:

               "7. All Alterations of the Lobby Premises shall conform to the design criteria set forth in Attachment 1 to this Exhibit F."

          (t) Attachment 1 to this Amendment is hereby made Attachment 1 to Exhibit F to the Lease. To the extent that the Tenant's Work referred to in the Supplemental Agreement relates to the Lobby Premises, such Tenant's Work shall also conform to the design criteria set forth in Attachment 1 hereto.

          (u) Tenant acknowledges that Landlord is in the process of establishing general methods and procedures for determining and billing Additional Charges on account of operating expenses allocable to premises on the +12' 6" and +-32' 0" lobby levels of the Building (including the Lobby Premises). Landlord will advise Tenant of such methods and procedures after the same have been established. To the extent that such methods and procedures differ from the methods and procedures established pursuant to this Agreement, such new methods and procedures shall, at Landlord's option, be substituted for the methods and procedures established herein, and Tenant shall, upon. request, enter into a further amendment to the Lease, confirming such substitution; provided, however, that "Tenant shall not be required to agree to any methods or procedures that either (A) are not generally applica-ble to the majority of other rentable space on such lobby levels or (B) result in an increase in any of Tenant's monetary obligations under the Lease.

          7. Section 32.01 of the Lease is hereby amended by changing "245 Park Avenue" to "237 Park Avenue" and "10167" to "10017" wherever such street address and zip code appear in such Section.

          8. References to the "Lease" in the Supplemental Agreement and to the "BPC Lease" in the Takeover Agreement shall be deemed to refer to the Lease as amended hereby.

          9. The Lease, as amended by this Agreement, (a) is hereby ratified and confirmed, and (b) shall remain in full force and. effect in accordance with the terms, covenants and provisions thereof.

          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Agreement as of the day and year first above written.

                                      LANDLORD:

                                        OLYMPIA & YORK BATTERY PARK
                                          COMPANY

                                        By O&Y (U.S.) DEVELOPMENT CORP.
                                          Managing General Partner


                                          By     /s/ Tom Arnatt
                                              ----------------------------------

                                      TENANT:

                                         DOW JONES & COMPANY, INC.


                                          By     /s/ [ILLEGIBLE]
                                              ----------------------------------
                                                       VICE PRESIDENT

                                    Exhibit A


                       Elevator Premises (as crosshatched)




Drawings Prepared by Adamson Associates:

     A-29      18th Floor Plan      Revised 6/17/85

                                    EXHIBIT B


                        Duct Premises (as crosshatched),

     a.   Kitchen supply duct (Floors 2 to 8 and 15 to 17)
     b.   General exhaust duct (Parking level, 1st Floor & 2nd Floor)
     c.   Kitchen exhaust duct #2 (Floors 18 to 40 & Penthouse)
     d.   Hydrogen exhaust duct (Floors 18 to 40 & Penthouse)

Drawings Prepared by Adamson Associates:

     A-7         Parking & Service Plan (Center)                Revised  6/17/85
     A-10        Street Level (Center)                          Revised  6/17/85
     A-16        3rd Floor Plan (Center)                        Revised  6/17/85
     A-18        4th Floor Plan (Center)                        Revised  6/17/85
     A-20        5th, 6th &7th Floor Plan (Center)              Revised  6/17/85

     A-21A       8th Floor Plan (Center)                        Revised  6/17/85

     A-29        18th Floor Plan                                Revised  6/17/85
     A-30        19th, 20th & 21st Floor Plan                   Revised  6/17/85
     A-31        22nd, 23rd, 24th & 25th Floor Plan             Revised  6/17/85
     A-32        26th Floor Plan                                Revised  6/17/85
     A-33        27th & 28th Floor Plan                         Revised  6/17/85
     A-34        29th Floor Plan                                Revised  6/17/85
     A-35        30th Floor Plan                                Revised  6/17/85
     A-36        31st to 37th Floors Incl. Plan                 Revised  6/17/85
     A-37        38th & 39th Floor Plan                         Revised  6/17/85
     A-38        40th Floor Plan                                Revised  6/17/85
     A-39        Mechanical Penthouse & Roof Plan               Revised  6/17/85
                 First Mezzanine Plan
     A-42        Parking & Service Level Core Plan              Revised  6/17/85
     A-43        First Floor Core Plan                          Revised  6/17/85
     A-44        2nd Floor Core Plan                            Revised  6/17/85
     A-45A       3rd to 8th Floor Core Plan                     Revised  6/17/85
     A-48        15th Floor Core Plan                           Revised  6/17/85
     A-49A       16th & 17th Floor Core Plan                    Revised  6/17/85
     A-49B       18th Floor Core Plan                           Revised  6/17/85
     A-49C       19th Floor Core Plan                           Revised  6/17/85
     A-49D       20th to 25th Floor Core Plan                   Revised  6/17/85
     A-50        26th Floor Core Plan                           Revised  6/17/85
     A-51        27th & 28th Floor Core Plan                    Revised  6/17/85
     A-52        29th Floor Core Plan                           Revised  6/17/85
     A-53        30th Floor Core Plan                           Revised  6/17/85
     A-54        31st to 37th Floor Core Plan                   Revised  6/17/85
     A-55        38th Floor Core Plan                           Revised  6/17/85
     A-56        39th Floor Core Plan                           Revised  6/17/85
     A-57        40th Floor Core Plan                           Revised  6/17/85
     A-58        Mechanical Penthouse Levels                    Revised  6/17/85
                 Core Plans

                                    EXHIBIT C


                            Dow Jones Message Center




Drawings Prepared by Swanke Hayden Connell:

     A-175       Message Center Lobby                            Revised 7/17/85

     A-179       Finish Plan, Reflected Ceiling Plan             Revised 7/17/85
                 Power Plan and Furniture Plan

                                    EXHIBIT D


                  Lobby Premises: Halon Duct (as crosshatched)



Drawings Prepared by Edwards & Zuck Engineers:

     SM-14          Street Level Center                          Revised 6/23/85


Drawings Prepared by Adamson Associates:

     A-10           Street Level Center                          Revised 6/17/85

                      EXHIBIT E TO FIRST AMENDMENT OF LEASE

                          (TO BE EXHIBIT G-1 TO LEASE)



Lobby Mechanical Specifications

I.   PURPOSES

     The purpose of this Exhibit: G-1 is to set forth mechanical design criteria for Landlord's Work and Tenant's Work. This Exhibit G-1 should be read in conjunction with all other Exhibits to the Lease. The provisions of this Exhibit G-1 shall be supplemental to, and shall be an integral part of, the Lease. Capitalized terms used in thus Exhibit G-1 are used in accordance with their definitions under the Lease, the Exhibits and the Supplemental Agreement, unless otherwise defined in this Exhibit G-1. All materials and methods of construction set forth in this Exhibit G-1 or elsewhere in the Lease indicate minimum acceptable levels of quality and performance. Alternate or additional materials and methods are subject to the prior written approval of Landlord.

II.  HEATING, VENTILATING AND AIR CONDITIONING

     A.   Air Conditioning

           1. Tenant shall extend the base building air-conditioning systems to serve Tenant's Premises. (See Detail at page G-1-6)

                 a. Fan coil unit enclosures furnished by Tenant shall maintain adequate air openings to maintain unit performance. Enclosures shall be easily removable to

                                     G-1-1
          allow quick, easy and full access to each unit. All enclosure designs must be submitted to and approved by Landlord.

                b. Additional fan coil units or relocation of fan coil units must be approved by Landlord. Once approved, all such additional fan coil units shall be maintained by Tenant, at its sole cost and expense.

                c. The supply air system shall be extended by Tenant to variable air volume zone control boxes.

                      (i) Variable air volume zone control boxes shall be "Pinch down Type" as manufactured by Kruger, Tuttle & Bailey, Titus or Tempmaster; "Series-Flow Fan Power Induction Type" as manufactured by Kruger, Tuttle & Bailey, or Tempmaster; or "Parallel-Flow Fan Powered Variable Air Volume Boxes", as manufactured by Kruger, Tuttle & Bailey or Tempmaster, as per base building specifications, all at Tenant's expense.

                      (ii) Tenants supply air duct system shall be designed so as not to exceed available system static pressure nor inhibit the system smoke control operations.

                                     G-1-2

                      (iii) Variable air volume boxes shall be controlled to a full open position in a fire emergency allowing a minimum of six
                (6) air changes per hour direct to Tenant's Premises.

                      (iv) Variable air volume boxes shall be fully accessible.

                      (v) The supply and return air duct systems are utilized for smoke control in a fire emergency. Fire dampers shall not be installed in any main ducts unless specifically approved by Landlord.

                d.   The return air system shall be extended by Tenant.

                      (i) Opposed blade volume dampers shall be provided at all return air duct connections.

                      (ii) Return air quantities shall be a minimum of 90% of supply air quantities but in no case less than six (6) air changes per hour of usable area as required for smoke exhaust.

                      (iii) Generally, return air shall be through hung ceiling plenums. Within special areas, a ducted return system may be required as determined by Landlord.

                                     G-1-3

                      (iv) Only clean air shall be returned. Contaminated air (odors, fumes, dust, moisture, etc.) shall be directly exhausted to the outdoors.

                      (v) The return air system shall be designed so as not to exceed the available system static pressure nor inhibit the system smoke control operation.

                      (vi) The supply and return air duct systems are utilized for smoke control in a fire emergency. Fire dampers shall not be installed in any main ducts unless specifically approved by Landlord.

                      (vii) Tenant shall provide, or cause Tenant Contractors to provide, return air openings where indicated on the Building Plans to ensure proper operation.

                e. Tenant shall evaluate the need for internal shading devices as required to control solar radiation effects on occupant comfort, Tenant equipment and furnishings, etc. Internal shading design shall be submitted to Landlord for aesthetic compatibility with the Project. Internal shading devices shall be installed by Tenant, at Tenant's sole expense.

                                     G-1-4

                f. Tenant shall rebalance the air system at the completion of Tenant's Work and provide Landlord with a balancing report.

                                     G-1-5

                              [GRAPHIC OF AIR CONDITIONING APPEARS HERE]

                                     G-1-6

     B.   Supplementary Ventilation Systems

          1. Tenant designs for connection to exterior louvers shall be reviewed and approved by Landlord. (See Detail at page G-1-11).

                a. Louver plenums shall be provided with access doors and shall be drained.

                b.   Louvers shall be provided with wire mesh screens.

                c. Unused portions of louvers shall be properly blanked-off with insulated panels.

                d. All intake and discharge duct connections to plenums shall be provided with automatic louver dampers to dose when system is shut-down. Automatic louver dampers shall be opposed blade design, not to exceed 6" width, low leakage type (2%). Damper motors shall not be mounted in air stream.

                e. Discharge exhaust shall be a minimum of 15'-0" from Building fresh air intake louvers.

          2. If required in accordance with Tenant's use of the Premises as permitted under Article 2 of the Lease, Tenant shall provide kitchen ventilation in accordance with governing agencies.

                                     G-1-7

                a. The kitchen hood provided by Tenant shall be U.L. approved. Fire protection will be in accordance with NFPA 96 1976, New York City requirements, the Project "Fire Protection and Life Safety Plan" and Landlord's insurance carrier requirements.

                b. All kitchen exhaust hoods above food preparation areas shall be protected by a CO\\2\\ fire extinguishing system and damper or an approved equivalent system.

                c. All kitchen exhaust hoods shall be of the grease extraction type, with provisions for direct make-up air not less than 70%.

                d. Tenant shall provide make-up air systems connected to available exterior intake louvers equal to a minimum of 80% of the total kitchen exhaust. Make-up air shall be proportionally direct connected to the exhaust hood and adjacent to the hood.

                e. Kitchen/restaurant area ventilation shall be designed to maintain a minimum .1 inch negative air pressure relationship to the public spaces and other tenant areas to prevent migration of odors to other spaces.

                                     G-1-8

                f. The kitchen hood exhaust fan shall be a high velocity centrifugal exhauster with continuous water curtain air wash at the fan inlet (e.g., "Roto-clone").

                g. Kitchen hood exhaust ductwork shall be welded 10 ga. black iron with 2" calcium silicated insulation installed in accordance with base building specifications. Ductwork shall be pitched down towards exhaust hood. Clean-out access doors shall be provided every 10'-0" and every change in direction. Ductwork shall be arranged so as not to create grease traps.

                h. Automatic fuel shut-off shall be provided for all cooking equipment.

                i. All cooking surfaces shall be equipped with an automatic dry chemical, automatic sprinkler or water spray systems approved for use in protecting cooking equipment.

                j. Kitchen cooking equipment and ventilation systems shall be arranged to shut-down in a fire emergency as signaled by the Building fire alarm systems.

          3. Supplemental ventilation air systems shall be properly tempered (filtered, heated, cooled, etc.) when required, to maintain prescribed indoor conditions.

                                     G-1-9

          4. Supplemental ventilation systems shall be arranged to shut-down in a fire emergency as signaled by the Building fire alarm system.

                                     G-1-10

                              [GRAPHIC OF LOUVER COMMECTION APPEARS HERE]

                                     G-1-11

     C.   Supplemental Cooling

           1. If approved by Landlord, Tenant shall extend the chilled water system for Tenant's supplemental cooling.

           2. All chilled water connections shall be metered and connected to the Building's and/or the Project's automated meter monitoring system. Tenant, at Tenant's expense, shall install, and thereafter maintain, meters specified by Landlord. (See Detail at page G-1-13).

           3. Tenant, in accordance with Landlord's design and directions and at Landlord's cost and expense, shall exterid full size capped outlet to adjacent tenant premises prior to construction of Tenant's systems.

                                     G-1-12

                              [GRAPHIC OF WATER FLOW APPEARS HERE]

                                     G-1-13

     D.   Supplemental Heating

          1. If approved by Landlord, Tenant shall extend the steam system for Tenant's supplemental heating.

          2. All steam connections shall be metered and connected to the automated meter monitoring system. Tenant, at Tenant's expense, shall install, and thereafter maintain, meters specified by Landlord. (See Detail at page G-1-15).

          3. All steam condensate shall be returned to the Building condensate collection system by gravity, if possible.

          4. Tenant, in accordance with Landlord's design and directions and at Landlord's cost and expense, shall extend full size capped outlet to adjacent tenant premises prior to construction of Tenant's systems.

                                     G-1-14

                              [GRAPHIC OF STEAM FLOW APPEARS HERE]

                                     G-1-15

     E.   Temperature Control

           1. Tenant shall provide automatic temperature controls, alarms and life safety controls as required by Landlord.

           2. All controls shall be compatible with the base building system and shall be procured from the base building control manufacturer.

           3. Tenant shall connect to the automated Building management system as required by Landlord.

     F.   Ductwork

           1. All ductwork shall be fabricated from galvanized sheet metal, stainless steel or black steel in accordance with the standards of the American Society for Heating, Refrigerating and Air Conditioning Engineers ("ASHRAE") and the Sheet Metal and Air Conditioning Contractors National Association ("SMACNA").

           2. Ductwork unit shall be constructed in accordance with the SMACNA Standards.

           3. Branches from the main low velocity trunk ductwork shall be furnished with volume dampers or similar balancing devices in general accordance with the standards of the Associated Air Balancing Council. All dampers shall be accessible.

                                     G-1-16

           4. Ductwork for dishwasher exhaust, if applicable, shall be fabricated rectangular low pressure minimum 20 gauge stainless steel ductwork. Ductwork shall be properly pitched to drain to the hood connection: joints shall be soldered to prevent leaking.

           5. Range exhaust, if applicable, shall be fabricated in accordance with governing agencies, but shall be at least 10 gauge or heavier black steel, with all. joints welded. Access doors in these systems shall be in the vertical face of the horizontal run every 10'-0" and at the bottom of the vertical riser.

           6. Dishwasher exhaust ducts, if applicable, shall be insulated with 1-inch thick fiberglass duct insulation having a 3/4 pound density.

           7. Tenant shall indicate the location of all fire dampers on Tenant's Plans. Provisions shall be made for sufficient access to all fire dampers.

     G.   Noise Criteria

           1. Mechanical or allied equipment to be installed by Tenant must conform to the following noise and vibration limits:

                 a. It must not produce sounds which emanate into any adjacent occupied areas (not occupied by or leased by Tenant) exceeding dBA 45.

                                     G-1-17

                b. If floor mounted, it must be on an adequate resilient mounting system to provide at least 95% vibration isolation of: all frequencies generated by machinery or equipment.

                c. If mounted or suspended from the roof or other structure, it must provide at least 95% vibration isolation of all frequencies generated by the equipment, and the mounting system must be such that no resonances can occur between the equipment and the structure.

     H.   Calculation Criteria

           1. All calculations shall be in accordance with the latest edition of the ASHRAE Fundamentals Guide and Data Book, all applicable codes and requirements, and good engineering practices. All calculations shall be submitted for Landlord's engineer's approval and shall be certified by a registered professional engineer.

           2. Heating load: The spaces shall be calculated to maintain the minimum space temperatures indicated with the equipment sized for day heating loads.

           3. Cooling Load: Cooling load calculations shall take into account all interior heat producing items.

                                     G-1-18

           4.   Tenant shall submit to Landlord calculations for the following:

                 a.   Peak cooling load.

                 b.   Peak heating load.

                 c. Instantaneous cooling load for each space served by an individual terminal unit if more than one (1) is required.

                 d.   Circulated CFM required for peak cooling load.

                 e.   Instantaneous heating load for each heated space.

                 f. If applicable, toilet room exhaust air calculation, including static pressure.

                 g. Static pressure requirements on Tenant-provided air conditioning units and extension of base building and return air systems.

                 h. If applicable, exhaust quantities and static pressure for kitchen exhaust.

     I.   Fire Protection and Smoke Control

           1. Tenant shall design Fire Protection and Smoke Control Systems consistent with the base building design.

                                     G-1-19

           2. Tenant shall provide for any interfacing of all control work and/or alarms with Landlord's fire command station and building management system (whichever one is applicable).

III.  ELECTRICAL

     A.   Electricity

           1. Tenant shall extend from electrical facilities provided by Landlord and shall furnish and install a disconnect switch, meter pan or current transformer cabinet and meter pan, wire and conduit raceway as required. Conductors will be installed through the raceway provided by Landlord into the Premises. Tenant will extend conduit and wire from the demising wall to Tenant's electrical distribution equipment. (See Exhibit `A' at page G-1-23)

           2. Conduit is to be used for all electrical work except for connections to lighting fixtures in accessible ceiling and motor connections where flexible armored cable is permitted. Conduit shall not be hung from other conduit or equipment: conduit shall be secure to structure.

           3.   Signal wire shall be in conduit.

           4. Unused electrical/telephone floor holes should be properly filled with concrete and any abandoned wires in the raceway or ceiling shall be removed.

                                     G-1-20

           5. Electrical panels, disconnects and meters shall be properly sized and identified immediately upon completion of work.

           6. Breaker and panel directories shall be kept up-to-date AT ALL TIMES. On completion, Tenant shall provide reproducible copies to Landlord's representative.

           7.   Light switches are recommended for all areas.

           8. No bare wire is acceptable in ceiling spaces used as return air plenums. Wires shall be carried in EMT or flexible metallic jacket. Teflon or metal jacketed communication cables are also acceptable. Where teflon or metal-jacketed communication cables are used, it is essential that they be attached to the suspension wires supporting the t-bars, rather than just laying them on the t-bars above the acoustical tiles.

           9. It is the responsibility of the electrical Subcontractor tic seal any openings through walls or floors to safeguard the fire rating of electrical rooms or other spaces.

           10. Tenant is responsible to have all electrical work inspected and approved, at Tenant's sole cost and expense, by the authorities having jurisdiction

           11. If computers are connected, check if special ground and any special fire protection are required. Make sure proper interfacing is used to avoid false alarms.

                                     G-1-21

           12. Final connections and modifications to the fire alarm and building management system must be done by Landlord to preserve system integrity. This includes security door locks interface to fire alarm system.

           13. Due to the complexity of the life safety and Building management systems, subcontractors must make arrangements with Landlord for any Tenant Work to be performed which will affect these systems. Prices will be provided on request. For other changes - such as special speakers, installation in drywall ceiling, pull stations, security system interface to fire alarm, or special Tenant. fire alarm system interface, prices will be provided on request.

     B.   Telephone

           1. Tenant shall procure telephone service to and within the Premises directly from the telephone public utility company furnishing the service. All telephone installation and service charges shall be paid by Tenant directly to the telephone public utility company.

                                     G-1-22

                              [GRAPHIC OF ELECTRICITY DISTRIBUTION APPEARS HERE]

IV.  PLUMBING AND FIRE PROTECTION

     A.   Sanitary Soil, Waste and Vent

          1. Tenant shall extend the base building sanitary and vent piping to serve Tenant's Premises.

                 a. If applicable, kitchen waste shall be provided with grease interceptors before connecting into Landlord sanitary system: through-the-floor grease interceptors will not be permitted unless approved by Landlord for type and location.

     B.   Domestic Cold Water

          1. Tenant shall extend the base building domestic cold water system to serve Tenant's Premises.

                 a. Tenant shall install in its Premises a water meter specified by Landlord, located for easy access and reacting, at Tenant's sole cost and expense.

                 b. Water meter shall be installed as indicated on detail at page G-1-26.

                 c. Tenant shall verify size and pressure: if additional water pressure or a larger capacity is required, Tenant shall inform Landlord before proceeding with any such work. If possible Landlord will modify the system

                                     G-1-24
          and charge Tenant for the additional work in connection therewith.

                                     G-1-25

                              [GRAPHIC OF WATER METER ASSEMBLY APPEARS HERE]

                                     G-1-26

     C.   Gas System

          1. Tenant shall arrange to obtain gas service directly from the local utility company providing such service.

                 a. Tenant shall extend the gas service to serve Tenant's Premises.

                 b. Gas piping routing to Tenant's Premises shall be approved by Landlord before proceeding with the installation.

                 c. Gas meter connection to Landlord service pipe shall be as per detail at page G-1-28.

          2. Tenant shall allow the local utility company to inspect Tenant's gas system prior to providing such service.

                                     G-1-27

                              [GRAPHIC OF GAS METER CONNECTION APPEARS HERE]

                                     G-1-28

     D.   Fire Standpipe System

          1. Tenant must provide additional fire standpipe coverage to ensure that proper fire standpipe coverage is obtained.

              a. In the event that the location of Tenant's partitions, wall fixtures, etc. are such that the fire standpipe coverage is insufficient and the relocation or addition of fire hose valves is necessary, any such alterations shall be performed by Landlord, at Tenant's sole cost and expense.

          2. Tenant must obtain permission from Landlord or Landlord's representative before shutting off the fire standpipe system when fire hose connections are added.

     E.   Sprinkler System

          1. Tenant must ensure proper sprinkler coverage within its Premises.

              a. In the event that the design of Tenant's Premises is such that the capacity of the sprinkler main must be increased, any such alterations to the system will be performed by Landlord, at Tenant's sole cost and expense.

                                     G-1-29

           2. Tenant must ensure proper coverage, approvals, warranties and testing. Tenant must submit to Landlord, for approval, Tenant's sprinkler design and calculations duly stamped and approved by the Underwriter's Engineer of Record and N.Y.C. Building Department.

           3. Tenant must retain water curtain at partitions separating retail spaces from public spaces.

           4. Tenant shall extend, if required by Landlord, sprinkler mains terminating in its Premises to adjacent valve and cap the minimum sprinkler main size shall be 2-1/2".

           5. Sprinkler connection shall be installed as indicated on Detail at page G-1-31.

           6. Tenant must obtain permission from Landlord or Landlord's representative before shunting off the fire standpipe system when any alterations to the sprinkler system are made.

                                     G-1-30

                              [GRAPHIC OF SPRINKLER RIG ASSEMBLY APPEARS HERE]

                                     G-1-31

                                ATTACHMENT N0. 1


                                                                          Tenant
                                                                          Design
                                                                        Criteria

                                                                      Building A

                    W O R L D  F I N A N C I A L  C E N T E R

Table of Contents

Introduction to Design Criteria                                     1

Tenant Work                                                         2

Tenant Submission Requirements                                      3

Definitions                                                         6

Approved Materials for Interiors                                    7

General Lighting                                                    8

Storefront Controls                                                 9

Storefront Location Plan - Street Level                            10

Storefront Location Plan - Bridge Level                            11

Storefront Type W5                                                 12

Storefront Type C                                                  16

Storefront Type A                                                  20

Exterior Glazing - Bridge Level - Type W8                          22

Showcase Condition                                                 26

Schematic Profiles                                                 29

Signage Criteria                                                   30




                                                      Issued April 9/th/, 1985
                                                      Revised April 15, 1985

                         INTRODUCTION TO DESIGN CRITERIA

This Tenant Design Criteria establishes basic guidelines for Tenants and their designers as well as stating objectives and limitations of the design concept. It constitutes part of the lease and should be read in conjunction with it.

The Design Criteria has been formulated to allow and encourage Tenants to make the best use of the design and setting of the World Financial Center. The design and construction of the Tenant's premises should express the individuality and character of the Tenant and his business, with emphasis on the most important element; the merchandise. Variety and creativity of store design are allowed by the Design Criteria and will be encouraged by the Landlord.

Tenants are required; for the mutual benefit of all Tenants, to comply with the Design Criteria. Should there be any differences in this Design Criteria from details defined in the lease, the latter shall govern. Prior to commencing the detail design, the Tenant and his consultants are required, to review the Design Criteria, building code requirements and fire protection code requirements. These will place certain restrictions on design and construction contemplated by the Tenant. Review and approval of the Tenant's design will be made by the Landlord. The Landlord will also make any interpretations required of this criteria.

                                  TENANT WORK.

Show window floors, display platforms, ceilings, entries, show window backgrounds, doors, screens, ornamental work and all walls or other devices between the Leased Premises and the public areas or building exterior shall be considered Tenant Storefront work.

Any penetrations planned by the Tenant through the roof or floor of the Leased Premises must be specifically drawn to the Landlord's attention with the submission of preliminary drawings.

If fastening to or suspension from the underside of the floor or roof structure is required by the Tenant, it must be planned in strict accordance with structural and mechanical criteria. It must be approved and Installed by the Landlord at the Tenant's expense.

No load shall be imposed upon any floor areas of the Leased Premises in excess of the design live load of 100 pounds per square foot, uniformly distributed.

Glazing in the Tenant's premises not occurring in the Mandatory Design Area is subject to the same controls as glazing within the Mandatory Design Area.

Tenant shall maintain interior temporary storefront treatments, installed by Landlord, during construction.

Tenant shall install and maintain exterior temporary storefront treatments, as specified by Landlord, during construction.

                         TENANT SUBMISSION REQUIREMENTS

Each Tenant is obliged to engage the service of a professional designer and/or architect for his design. Each Tenant is also obliged to engage the service of an engineer licensed in New York for Tenant mechanical, structural, and electrical systems and utilities if required.

Preliminary Submissions

Tenants are required to submit preliminary drawings within thirty (30) days of issue of Tenant Design package. Preliminary approval must be obtained before submitting final detail working drawings.

The Tenant shall supply three (3) sets of Preliminary Design drawings. Each set will consist of:

         (a)      Floor plan of premises.  Scale -1/4" = 1' - 0".
         (b)      Lighting Plan. Scale - 1/4" = 1' - 0'".
         (c)      Storefront elevations.  S c a l e - 1/4 = 1' - 0".
         (d)      Locations, sizes and details of all signing.
         (e)      Indications of any concentrated structural loads, mechanical,
                  electrical and lighting            requirements.
         (f)      Indications of proposed ceiling and/or floor loads.
         (g)      Perspectives of proposed design of Tenant space.

When preliminary approval has been obtained, `the Tenant must submit final working drawings consisting of four (4) sets of blueprints and one (1) set of sepias. Drawings are to be of uniform size, preferably 24" x 36", but not exceeding 30" x 48".

                                Final Submissions

The final submission will consist of:

                  (a)    Floor plan(s) of premises. Scale - 1/4" = -0"

                  (b) Ceiling plan(s) indicating ceiling system, light fixtures, HVAC diffusers, sprinklers. Scale . 1/4" = 1'- 0".

                  (c) Storefront and show window elevations and details. Scale - 1/2" = 1' - 0".

                  (d) Interior elevations and details sufficient for construction.

                  (e)    Interior finish schedule.

                  (f) Complete drawings showing location and specifications for electrical devices (light fixtures, outlets, panels, etc.) to be installed by Tenant. Connected electrical loads must be shown.

                  (g) Complete drawings and specifications for HVAC system, plumbing, and any special mechanical equipment to be installed by Tenant, and how and where connections will be made to Base Building services.

                  (h) Storefront sign details conforming to the Landlord's signage criteria.

                  (i) Locations, specifications and identifications of all materials. These should be submitted in two (2) sets, or included in panel form on the final working drawings.

                  (j) A sample board of materials, color chips, and interior finishes must be submitted. They must be firmly affixed to illustration board and labeled. Where patterned samples are submitted, the samples must be large enough to indicate the pattern and range of color of the material.

                  (k) Photographs, drawings or catalogue cuts of display racks and fixtures must be submitted with the drawings.

                  (l) Drawings must indicate weight of heavy equipment such as safes, refrigeration equipment, showcases, etc.

                  (m) All revisions to approved drawings and/or existing premises must be individually approved by the Landlord in writing.

Exhibit C; "Tenant Design Submission and Construction Procedure", should be referred to for complete outlines of submission times and sequences;

The Tenant's designer and/or architect is responsible for obtaining all necessary City and Building permit approvals from the City of New York. Proof of application for Building permit must be shown before work can commence.

Approved plans must be on the site while construction is in progress.

Architects and/or designers must follow the "Fire Protection and Life Safety Plan for the Battery Park City Commercial Center" (August 21, 1984) and all subsequent revisions.

Drawings submitted for City permit approval must first have been approved by the Landlord.

The Tenant Co-Ordinator will handle the Landlord approval process for all store interior design, storefront designs, ceiling plans and signs proposed for individual Tenant's premises, as well as answer quest ions and clarify problems relating to the Tenant's planning.

All drawings and specifications relating to the Tenant's store must, in terms of the lease, comply with this Tenant Criteria and must be submitted for Landlord approval to:

                  Olympia & York
                  237 Park Avenue
                  13/th/ Floor
                  New York, New York
                  Attention: Retail Tenant Co-Ordinator

                                   DEFINITIONS

Lease Line:              The line establishing the leaseable area.

Closure Line:            The line establishing the location of the Closure
                         devices.

Mandatory Design Area:   The Landlord has implemented the Mandatory Design Area
                         to ensure that Area storefront finishes are in keeping with the overall theme of the project. The Landlord has complete jurisdiction over finishes used in this area.
                         Flooring, demising wall finishes, ceilings, column covers and finishes, lighting and sprinklers are included in this jurisdiction. All finishes contemplated in the Mandatory Design Area must first be approved by the Landlord at the time of preliminary submissions.

                        APPROVED MATERIALS FOR INTERIORS

The selection of materials in the World Financial Center is of extreme importance in reinforcing the character of the project. The materials listed below have been selected to encourage variety and creativity of storefront design:

Glass:                   Clear vision
                         Ceramic frit
                         Mirror

Metals:                  Brass
                         Bronze
                         Copper
                         Stainless Steel
                         Chrome

Stone:                   Granite
                         Marble
                         Sandstone

Wood :                   Solid or wood veneers, natural finish

Floor Covering:          Ceramic tile
                         Porcelain tile
                         Marble
                         Hardwood
                         Broad loom

Plastic Laminate:        Solid colors only

Drywall:                 Paint finish

Ceilings:                Drywall paint finish
                         Concealed spline only, no T bar ceilings
                         Architectural ceiling systems with quality finishes

or other special materials, as approved by Landlord. NO simulated materials such as imitation wood, brick, stone or wood grain plastic laminate are acceptable. Materials not meeting smoke and flame spread requirements are unacceptable.

                                GENERAL LIGHTING

A variety of lighting qualities to best suit the variable merchandising uses and structural configurations existing throughout the project is essential. The following conditions and criteria are set for all Tenants:

     a. Tenants shall provide an appropriate level of incandescent illumination within the Mandatory Design Area.

     b. Tenants may use only Incandescent lighting in the first 10'-0" of the store.

     c. All fixtures are to be of high quality, conforming to all standards, building and fire codes and meeting the Landlord's approval.

     d. Within the Leased Premises, if base lamps (incandescent or fluorescent) are used, the Tenant must shield these fixtures with a baffle designed so as to shield the lamps from public areas at 5'-6' (eye level), unless otherwise approved by the Landlord. The Landlord reserves the right to adjust such baffles after installation is completed should such exposed lighting conflict with the overall lighting theme of the project.

     e. All Illuminated signs or graphics and Incandescent lighting within the Mandatory Design Area will be on separate time clocks connected to the Tenant's distribution panel. Hours for operating this lighting and signs shall be determined by the Landlord.

Electrode connections for neon tube-type lighting must be kept out of shoppers' reach.

For merchandising uses requiring specific lighting to create the desired atmosphere, approval of the design concept and fixtures must be obtained from the Landlord.

                               STOREFRONT CONTROLS

1. The storefront entrance secured at the closure line is determined by the Tenant's location within the building. Storefront types are illustrated in the location plans and accompanying drawings in the pages to follow.

2. Reference must be made to storefront location plans and accompanying drawings to determine placement of lease and closure lines for each storefront.

3. The Tenant is responsible for the continuation of the mall marble flooring from the Tenant's lease line to the closure or glazing line in areas free from the Tenant's work (show windows). The marble may be purchased from the landlord.

4. The ceramic frit glass horizontal bands are fixed by the Landlord. No storefront work or Tenant's sign shall appear on these bands.

5.       Storefront glazing is clear vision glass.

6. If the Tenant desires opaque areas within his storefront, he may paint out the clear vision glass from behind to match the corresponding ceramic frit glass color two.

7. Painted out glass that is exposed to store interior must be protected from scratching.

8. Within the Mandatory Design Area, Tenants may provide fixed showcase units or portable showcase units fixed into position. Showcase units are to be of an approved material.

9. Tenants' signs must appear within the Mandatory Design Area. Please refer to signage criteria for various types of signs.

10. Storefronts must only be illuminated with incandescent lighting within the Mandatory Design Area.

11. If the Tenant's space backs on to the exterior glazing, the tenant's ceiling must be raised to the top of exterior' glarlng for a minimum of 3'-0" from the center of the exterior column.

12. If the above condition applies, and the store is less than 20'-0" deep, the tenant's ceiling is fixed to the height of the exterior glazing throughout the retail space, excluding the Mandatory Design Area.

13. The Landlord's painted metal storefronts are fixed and may not be altered in any way by the Tenant.

                                    [GRAPHIC OF STREET LEVEL FLOORPLAN]

                                    [GRAPHIC OF BRIDGE LEVEL FLOORPLAN]

                                    [GRAPHIC OF STOREFRONT]

                                    [GRAPHIC OF STOREFRONT]

                                    [GRAPHIC OF STOREFRONT]

                                    [GRAPHIC OF STOREFRONT]

                                    [GRAPHIC OF EAST LOBBY STOREFRONT]

                                    [GRAPHIC OF DOORWAY]

                                    [GRAPHIC OF RECESSED ENTRY]

                                    [GRAPHIC OF RECESSED ENTRY]

                                    [GRAPHIC OF ARCADE STOREFRONT]

                                    [GRAPHIC OF ARCADE STOREFRONT]

                                    [GRAPHIC OF EXTERIOR GLAZING]

                                    [GRAPHIC OF WINDOWS]

                                    [GRAPHIC OF EXTERIOR GLAZING]

                                    [GRAPHIC OF BLACKOUT WALL]

                                    [GRAPHIC OF SHOWCASE]

                                    [GRAPHIC OF SHOWCASE]

                                    [GRAPHIC OF SHOWCASE]

                                    [GRAPHIC OF SCHEMATIC PROFILES]

                                Signage Criteria

All signs and graphics on the storefront must conform to the Design Criteria. The Tenant's sign design and specifications of application are to be submitted with preliminary submissions and are subject to the Landlord's approval prior to application.

No signage is allowed on the Landlord's two horizontal bands of ceramic frit glass.

No signage is allowed on the Landlord's metal storefront.

Signage must be contained within the Mandatory Design Area.

The Tenant's sign may be one of the following:

                  (a) Metallic-finish letters (brass, bronze, copper) or solid color letters (i.e. lacquered, vinyl coated) may be applied to surface of glass. Maximum depth of letters may not exceed 1 l2" .

                  (b) Painted, silkscreened, etched or applied in gold/silver leaf signs may be applied to inner surface of glass.

                  (c)    Exposed neon signs may be suspended behind glass.

                  (d)    Artisan's plaque may be featured within storefront.

                  (e)    Special signage approved by the Landlord.

Note: No box signs of any type will be approved. No charge card signs can be affixed to the storefront.
       No promotional signs of any type will be permitted. No names other than the actual store name may appear on the storefront.

The Tenant shall provide access from within his premises for the servicing of sign components.
All Ballast boxes, raceways, electrical transformers, and other paraphernalia must be completely concealed. All illuminated signage will be on separate time clocks connected to the Tenant's distribution panel. Hours of operating this signage shall be determined by the Landlord.

                                    [GRAPHIC OF SIGNAGE]

                                    [GRAPHIC OF SIGNAGE]

                              Letter Agreements, dated
                              May 19, 1987 & December
                              1, 1988

WFC Tower A Company
c/o Olympia & York
237 Park Avenue
New York, N.Y. 10017
(212) 850-9500



                                  May 19, 1987

Mr. Guy A. Nardo
Director of General Services
Dow Jones & Company, Inc.
P. O. Box 300
Princeton, N.J. 08543

Re: Lease (the "Lease") between Olympia & York Battery Park Company ("Landlord") and Dow Jones & Company, Inc. ("tenant"), dated October 2l, 1983.

Dear Mr. Nardo:

     Article 19 of the Lease requires Landlord to make available to you, as Tenant, 25 automobile parking spaces (at least five (5) of which to be located in the garage of Building A) at the posted parking rates charged by Landlord or the garage operator from time to time. You have previously requested that the Lease be modified so that the number of spaces that Landlord is required to make available to you (and for which you are required to pay the posted charges) shall be reduced to ten (10) parking spaces.

     This will confirm our agreement to reduce the total number of parking spaces which Landlord shall be required to make available to you and for which you are required to pay the posted charges pursuant to Article 19 from twenty five (25) spaces to ten (10) spaces. All other provisions of Article 19, including without limitation, the requirement that five (5) of the ten (10) spaces be located in the garage in Building A and that no more than five (5) of the ten (10) spaces need be specifically assigned or designated, shall remain unmodified and in full force and effect.

Mr. Guy A. Nardo                      -2-                           May 19, 1987

     Kindly acknowledge your agreement to the foregoing by executing a copy of this letter in the space provided below and returning the same to Madelyn Guilbeault of our office at your earliest convenience.

                                  Very truly yours,

                                  WTC TOWER A COMPANY
                                  By: O&Y (U.S.) Development Company, L.P.,
                                      a general partner

                                      By: O&Y (U.S.) Development General
                                          Partner Corp., a general partner

                                  By: /s/ Tom Arnatt
                                      -------------------------
                                      Senior Vice President



Accepted and Agreed To:
Dow Jones & Company, Inc.



By:_______________________
Name:
Its:



ASF:lt

cc:  Gerald Watson
     Caren Rothenberg
     Robert J. Eagan, Esq. - Patterson, Belknap, Webb & Tyler
     Peter Skinner         - Dow Jones & Company, Inc.
     Jeffrey Sussman

Olympia & York Companies (USA)
237 Park Avenue
New York, N.Y.  10017
(212) 850-9600


                                                          As of December 1, 1988


VIA FEDERAL EXPRESS


Mr. Guy A. Nardo
Director of General Services
Dow Jones & Company, Inc.
Route 1 at Ridge Road
South Brunswick, New Jersey 08852

                  Re: Lease (the "Lease") between Olympia & York Battery Park Company ("Landlord") and Dow Jones & Company, Inc., ("Tenant") dated October 21, 1983

Dear Mr. Nardo:

         Article 19 of the Lease as amended by a letter agreement dated May 19, 1987, requires Landlord to make available to you, as Tenant, ten (10) automobile parking spaces (at least five (5) of which to be located in the garage of Building A) at the posted parking rates charged by Landlord or the garage operator from time to time. You have requested pursuant to a letter dated November 1, 1998 that the Lease be modified so that the number of non-reserved parking spaces that Landlord is required to make available to you (and for which you are required to pay the posted charges) shall be reduced by four (4), leaving Tenant with five (5) reserved parking spaces and one (1) non-reserved ..parking space.

         This will confirm our agreement to reduce the total number of parking spaces which Landlord shall be required to make available to you and for which you are required to pay the posted charges pursuant to Article 19 from ten (10) spaces to six (6) spaces. All other provisions of Article 19, including without limitation, the requirement that five (5) of the six (6) spaces be located in the garage in Building A and that no more than five (5) of the six (6) spaces need be specifically assigned or designated, shall remain unmodified and in full force and effect.

Mr. Guy A. Nardo
Page Two
As of December 1, 1988


         Kindly acknowledge your agreement to the foregoing by executing a copy of this letter in the space provided below and returning the same to Sharon J. Berkowitz of our office at your earliest convenience.

                                     Very truly yours,

                                     WTC TOWER A COMPANY
                                     By: O&Y (U.S.) Development Company, L.P.,
                                         a general partner

                                         By: O&Y (U.S.) Development General
                                             Partner Corp., a general partner

                                     By: /s/ Tom Arnatt
                                         -----------------------------
                                         Senior Vice President


Accepted and Agreed To:
Dow Jones & Company, Inc.


By: /s/ Guy A. Nardo
    --------------------
Name: Guy A. Nardo
Its:  Director, General Services


cc:      Gerald Watson
         Robert J. Eagan, Esq. - Patterson, Belknap, Webb & Tyler
         Peter Skinner         - Dow Jones & Company, Inc.

                                Second Amendment of
                                Lease - May 11, 1994

                            SECOND AMENDMENT OF LEASE

         AGREEMENT dated May 11, 1994 between WFC TOWER A COMPANY, a New York partnership (formerly known as Olympia & York Battery Park Company), having an office at 237 Park Avenue, New York, New York 10017 ("Landlord"), and DOW JONES & COMPANY, INC., a Delaware corporation, having an office at One World Financial Center, New York, New York 10281 ("Tenant").

                              W I T N E S S E T H :

         WHEREAS, Landlord and Tenant entered into a lease dated October 21, 1983 (the "Original Lease") whereby Landlord demised to Tenant, upon the terms, covenants and conditions contained therein, certain premises in the building currently known as One World Financial Center in the City, County and State of New York; and

         WHEREAS, Landlord and Tenant entered into a First Amendment of Lease dated as of May 22, 1985 (the "First Amendment"; and the Original Lease, as so amended, is herein referred to as the "Lease"); and

         WHEREAS, Landlord and Tenant desire to further amend the Lease in the respects and upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, Landlord and Tenant hereby agree as follows:

         1. All terms used in this Agreement which are defined in the Lease shall have the respective meanings set forth in the

Lease, unless any such terms are defined otherwise in this Agreement.

         2. Landlord and Tenant have agreed that the Expansion Space shall be added to the Office Premises in stages, rather than as originally contemplated, with the first portion of the Expansion Space to be added earlier than was originally contemplated. Also, Landlord and Tenant have agreed upon the Fixed Rent for the Expansion Space. Accordingly, to reflect the foregoing, and certain related matters, Article 4 of the Lease (which is currently embodied in the First Amendment) is hereby amended in its entirety to read as follows:


                                   "ARTICLE 4

                                 Expansion Space

         4.01. Tenant shall lease the Expansion Space (as hereinafter defined), and each of the respective portions of the Expansion Space shall be added to and form a part of the Office Premises (and the Premises), for the period beginning on the Expansion Commencement Date (as hereinafter defined) for such portion and ending on the expiration of the term of this lease; and, during such period, the terms "Premises" and "Office Premises" as used in this lease shall (except as otherwise provided in Section 4.03) include such portion of the Expansion Space. The "Expansion Commencement Dates" shall be (a) July 1, 1994 for the portion of the Expansion Space (the "First Expansion Space") shown by diagonal hatching on the floor plan annexed hereto as Exhibit L (the "Floor Plan"), which consists of approximately 7,507 rentable square feet of space currently occupied by affiliates of Landlord, (b) March 1, 1996 for the portion of the Expansion Space (the "Second Expansion Space") shown by cross-hatching on the Floor Plan, which consists of approximately 19,775 rentable square feet of space currently occupied by Battery Park City Authority ("BPCA"), and (c) September 22, 1996 for the balance of the Expansion Space (the "Third Expansion Space"), which consists of approximately 9,528 rentable square feet of space currently occupied by Nippon Kangyo ("Nippon"). The

         "Expansion Space" shall consist of the entire 18th floor of the Building, exclusive of the Elevator Premises and the Duct Premises (which shall continue to be part of the Premises, but shall not be considered part of the Expansion Space).

         4.02. The Fixed Rent for the Expansion Space shall be payable at the following annual rates (in each case, subject to the provisions of Section 1.05(c)):

         (a) For the First Expansion Space, during the eleven month period (the "Interim Expansion Period") beginning on July 1, 1994, the product obtained by multiplying $30.00 by the square foot rentable area of the First Expansion Space; and

         (b) For (i) the First Expansion Space during the period beginning on June 1, 1995 and ending on the expiration date of the original term of this lease, (ii) the Second Expansion Space during the period beginning on the Expansion Commencement Date therefor and ending on the expiration date of the original term of this lease, and (iii) the Third Expansion Space during the period beginning on the Expansion Commencement Date therefor and ending on the expiration date of the original term of this lease, the Fixed Rent as determined pursuant to subsections 1.05(b) (iv) and 1.05(b) (v) (in each case, taking into account the inclusion of such Expansion Space in the Office Premises during the period in question).

         4.03. The Base PILOT and the Base Operating Expenses for the Expansion Space shall be the same as are provided in Article 3 for the rest of the Office Premises; provided, however, that the First Expansion Space shall be excluded from the Premises during the Interim Expansion Period for the purposes of determining Tenant's Proportionate PILOT Share and Tenant's Proportionate Operating Share.

         4.04. Tenant shall take each Expansion Space "as is", unless such Expansion Space has been damaged by fire or other casualty between the date hereof and the Expansion Commencement Date therefor and such Expansion Space has not been restored, in which event Landlord shall provide a Building Standard Installation (as hereinafter defined) for such Expansion Space prior to such Expansion Commencement Date. A "Building Standard Installation" means an installation at least equal to the standard finish work described in Exhibit C attached to this lease.

         4.05. The termination of this lease during the original term of this lease shall also terminate and render void Tenant's right (but not Tenant's obligation, to the extent the existence of such obligation shall affect the measure of Landlord's damages) to lease the Expansion Space, and nothing contained in this Article shall prevent Landlord from exercising any right or option granted to or reserved by Landlord in this lease to terminate this lease. None of Tenant's rights set forth in the preceding Sections of this Article may be severed from this lease or separately sold, assigned or transferred.

         4.06. If Landlord shall be unable to give possession of any portion of the Expansion Space on the Expansion Commencement Date for such Expansion Space because of the holding over or retention of possession of any tenant, undertenant or occupant of such portion of the Expansion Space, then (a) Landlord agrees to diligently exercise all legal rights and remedies to dispossess any such hold-over tenant, undertenant or occupant (except that Landlord shall not be required to take legal action to dispossess BPCA or Nippon if Landlord has received reasonable assurance that BPCA or Nippon, as the case may be, will vacate the Expansion Space occupied by it within four months after the Expansion Commencement Date therefor, unless BPCA and/or Nippon fails to vacate the Expansion Space occupied by it or them, as the case may be, within such four month period, in which event Landlord shall take legal action, as hereinabove provided), (b) Landlord shall not be subject to any liability for failure to give possession of such portion of the Expansion Space on such Expansion Commencement Date and (c) the validity of this lease shall not be impaired under such circumstances nor shall the same be construed in any way to extend the term of this lease, but the Fixed Rent and the Additional Charges payable hereunder for such portion of the Expansion Space shall be abated until Landlord has tendered possession by giving notice to Tenant that such portion of the Expansion Space is ready for Tenant's occupancy. The provisions of this Section are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

         4.07. Unless this lease shall terminate, Landlord shall not enter into any lease of any portion of the Expansion Space if the initial or any renewal term of such lease is scheduled to expire after the Expansion Commencement Date for such portion of the Expansion Space.

         4.08. Intentionally deleted.

         4.09. Tenant shall not connect any additional electrical equipment of any type in the Expansion Space to the Building electrical distribution system, other than lamps, typewriters and other small office machines which consume comparable amounts of electricity, without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the amounts of electricity to be consumed do not exceed the normal capacity of the Building system feeders, risers, electrical conductors, electrical equipment and wiring. For purposes of determining the Additional Charges payable pursuant to Section 15.01 with respect to the Expansion Space, although electric energy furnished to the Second Expansion Space prior to the Expansion Commencement Date therefor, and to the Third Expansion Space prior to the Expansion Commencement Date therefor (and, in each case, at Landlord's option, after each such Expansion Commencement Date) will each be measured by a separate meter, a single meter may be used to measure the electric energy furnished to operate the air handler unit servicing the entire 18th floor of the Building ("Air Handler Electric"), even before each such Expansion Commencement Date, in which event such Additional Charges payable by Tenant for Air Handler Electric shall be based upon a percentage of the Air Handler Electric measured by such single meter, which shall be the same percentage as the percentage of the rentable square footage of the Expansion Space for which, during the period in question, the Expansion Commencement Date shall have occurred.

         4.10. Intentionally deleted."

         3. Exhibit "L" attached to this Agreement is hereby made a part of the Lease as Exhibit L thereto.

         4. References to the Lease in the Supplemental Agreement and to the "BPC Lease" in the Takeover Agreement shall be deemed to refer to the Lease as amended hereby.

         5. The Lease, as amended by this Agreement, (a) is hereby ratified and confirmed, and (b) shall remain in full force and effect in accordance with in accordance with the terms, covenants and provisions thereof.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Agreement as of the day and year first above written.

                                     LANDLORD:

                                            WFC TOWER A COMPANY

                                            By: O&Y (U.S.) DEVELOPMENT
                                                  COMPANY, L.P.,
                                                  General Partner

                                                By: O&Y (U.S.) DEVELOPMENT
                                                      General Partner Corp.,
                                                      General Partner

                                                    By: /s/ [ILLEGIBLE]
                                                        -----------------------
                                                        Name:
                                                        Title:

                                     TENANT:

                                            DOW JONES & COMPANY, INC.

                                            By: /s/ Kevin J. Roche
                                                -------------------------------
                                                Name:  Kevin J. Roche
                                                Title: Vice President

                                   EXHIBIT L

                       First and Second Expansion Spaces

                              [GRAPHIC OF 18TH FLOOR FLOORPLAN APPEARS HERE]

                                  Third Amendment of
                                 Lease December 1, 1995

                            THIRD AMENDMENT OF LEASE

     Agreement, dated as of December 1, 1995, between WFC TOWER A COMPANY, a New York partnership (formerly known as Olympia & York Battery Park Company), having an office at 237 Park Avenue, New York, New York 10017 ("Landlord") and DOW JONES & COMPANY, INC., a Delaware corporation having an office at One World Financial Center, New York, New York 10281 ("Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant are parties to a Lease, dated October 21, 1983, as amended by First Amendment of Lease, dated as of May 22, 1985 (the "First Amendment"), letter agreement, dated May 19, 1987, letter agreement, dated as of December 1, 1988 and Second Amendment, (of Lease dated May 11, 1994 (collectively, the "Lease"), whereby Landlord leased to Tenant and Tenant hired from Landlord certain premises (the "Premises") in the building located at One World Financial Center, New York, New York (the "Building"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease to provide that Landlord lease to Tenant and Tenant hire from Landlord certain additional space on the +32'-0" lobby level of the Building.

     NOW, THEREFORE, Landlord and Tenant agree as follows:

     1. Defined Terms. All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Lease.

     2. Lease of Additional Space. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, upon and subject to the terms, covenants, provisions and conditions of this Agreement, the portion of the +32'-0" lobby level of the Building, substantially as shown hatched on the floor plan attached hereto as Exhibit A and made a part hereof (the "New Lobby Space"), for a term commencing on the date of this Agreement (the "New Date") and ending at a 11:59 p.m. on May 31, 2005 (subject to Tenant's right to extend the term of the Lease in accordance with the provisions of Article 5 of the Lease), or on such earlier date upon which the term of the Lease shall expire or be cancelled or terminated pursuant to any of the conditions or covenants of the Lease or pursuant to law. The New Lobby Space shall be conclusively deemed to contain 2,311 rentable square feet. Effective as of the New Lobby Space Commencement Date, all references in the Lease to the "Lobby Premises" shall, except to the extent other terms are provided in this Agreement with respect to the New Lobby Space, be deemed to refer collectively to the Lobby Premises demised pursuant to the First Amendment and the New Lobby Space.

     3. Terms Applicable to New Lobby Space. The lease of the New Lobby Space by Tenant shall be on all of the terms and conditions of the Lease, except that:

        (a) the term of the lease of the New Lobby Space shall be as set forth in Section 2 above;

        (b) Landlord shall not be required to perform any work, to pay any amount (except as set forth in Section 4 below), to install any fixtures or equipment or to render any services to prepare the Building or the New Lobby Space for Tenant's use or occupancy, and Tenant shall accept the New Lobby Space in its "as is" condition on the New Lobby Space Commencement Date;

        (c) Fixed Rent with respect to the New Lobby Space shall be payable (i) from and after the New Lobby Space Commencement Date to and including September 30, 2000 at the annual rate of Ninety-Nine Thousand Nine Hundred Ninety-Six and 97/100 ($99,996.97) Dollars and (ii) from and after October 1, 2000 to and including May 31, 2005 at the annual rate of One Hundred Eleven Thousand Five Hundred Fifty-One and 97/100 ($111,551.97) Dollars; during each such period, Fixed Rent shall be payable at the times and in the manner set forth in the Lease, provided, however, that the provisions of Section 1.05(c) of the Lease shall not apply to Fixed Rent required to be paid with respect to the New Lobby Space;

        (d) from and after the New Lobby Space Commencement Date to and including the Expiration Date, Tenant shall pay to Landlord PILOT Payments with respect to the New Lobby Space at the times and in the manner set forth in the Lease, except that for purposes of the New Lobby Space only (i) the term "Base PILOT Year" shall mean the PILOT Year ending June 30, 1995 and (ii) the term "Tenant's Proportionate PILOT Share" shall mean 0.1581%;

        (e) from and after the New Lobby Space Commencement Date to and including the Expiration Date, Tenant shall pay to Landlord Operating Payments with respect to the New Lobby Space at the times and in the manner set forth in the Lease, except that for purposes of the New Lobby Space only (i) the term "Base Operating Year" shall mean the 1996 calendar year, (ii) the term "Tenant's Proportionate Operating Share" shall mean 0.1581% and (iii) the term "Base Operating Expenses" shall mean the Operating Expenses for the Base Operating Year.

        (f) Tenant shall separately pay for electric energy supplied to the New Lobby Space from and after the New Lobby Space Commencement Date in the amounts and at the times set forth in Article 15 of the Lease;

        (g) Tenant shall pay the monthly installment of Fixed Rent attributable to the first calendar month of the term of the lease of the New Lobby Space (or, if the New Lobby Space Commencement Date shall be other than the first day of a calendar month, the Fixed Rent attributable to such partial calendar month) simultaneously with the first regular monthly installment of Fixed Rent due after the occurrence of the New Lobby Space Commencement Date;

        (h) Tenant shall use and occupy the New Lobby Space solely for lobby and reception purposes, for display of and training in the use of Tenant's products, and for no other use or purpose; provided, however, that if Tenant desires to use the New Lobby Space for any different purpose, Landlord will not unreasonably withhold or delay its consent to such different use as long as (i) such different use is not prohibited by (A) Section 2.03 or 2.04 of the Lease,

(B) the Ground Lease, (C) any instruments affecting title to the Building, (D) any other lease in the Project, or (E) any other agreement to which Landlord is a party or by which it is bound; (ii) such different use is in keeping with the character, reputation and appearance of the lobby of a first-class office building; and (iii) in Landlord's reasonable judgment, such different use is consistent with Landlord's overall plans for the types and varieties of uses in the lobby of the Building and the rest of the Project. If Landlord withholds such consent, it will specify its reason(s) therefor;

               (i)  Tenant shall:

                    (i) occupy and use during the entire Lease term, the entire New Lobby Space in accordance with the terms of the Lease, and conduct Tenant's business therein in a manner consistent with the character, reputation and appearance of a first-class office building;

                    (ii) keep the display windows, if any, and signs well lighted during such hours and days and in the manner as Landlord shall from time to time determine;

                    (iii) not operate its business under the Lease so as to breach or violate any other lease entered into by Tenant, or violate; any contract entered into by Tenant, or violate any judgment or decree imposed upon Tenant;

                    (iv) redecorate the New Lobby Space and refinish, renew and/or replace the fixtures, furnishings, decorations and equipment therein from time to time during the Lease term, at Tenant's expense, as in the reasonable judgment of Landlord may be necessary to preserve and maintain the attractive appearance of the New Lobby Space in keeping with the general standard maintained for the Building; and

               (j) Tenant shall comply in all respects with Article 12 of the Lease in performing any Alterations in the New Lobby Space, and any such Alterations shall also comply in all respects, with the Tenant Design Criteria. Without limiting the generality of the foregoing, Tenant shall, prior to commencing any Alterations in the New Lobby Space, submit to Landlord for Landlord's approval in accordance with said Article 12, plans showing the design concept, signage and layout of the New Lobby Space.

            4. Landlord's Contribution. (a) Landlord shall reimburse Tenant for the cost of Initial Tenant Work (as hereinafter defined) in an amount (the "Work Allowance") equal to the lesser of (i) Fifty-Seven Thousand Seven Hundred Seventy-Five ($57,775) Dollars, or (ii) the actual cost of Initial Tenant Work, upon the following terms and conditions:

                    (A)   reimbursement shall be made to Tenant within fifteen
(15) Business Days after Initial Tenant Work has been completed and Tenant has satisfied the requirements of Section 4(a)(B) of this Agreement;

                    (B) Tenant shall have supplied to Landlord: (1) a certificate signed by Tenant's architect and an officer of Tenant certifying that all Initial Tenant Work has been satisfactorily completed in accordance with the plans and specifications therefor approved by

Landlord, (2) paid invoices evidencing the cost of all Initial Tenant Work, (3) a general release from all contractors, subcontractors and materialmen performing Initial Tenant Work, relating to the Initial Tenant Work and (4) all Building Department sign-offs and inspection certificates and any permits required to be issued by the Building Department or any other governmental entities having jurisdiction thereover; and

            (C) no Event of Default shall have occurred and be continuing.

        (b) "Initial Tenant Work" means the installation of fixtures, improvements and appurtenances attached to or built into the Premises, and shall not include movable partitions, business and trade fixtures, machinery, equipment, furniture, furnishings and other articles of personal property. Tenant shall, as part of the Initial Tenant Work, construct any walls necessary to separately demise the New Lobby Space.

        (c) The right to receive reimbursement for the cost of Initial Tenant Work as set forth in this Section 4 shall be for the exclusive benefit of Tenant, it being the express intent of the parties hereto that in no event shall such right be conferred upon or for the benefit of any third party, including, without limitation, any contractor, subcontractor, materialman, laborer, architect, engineer, attorney or any other person, firm or entity.

     5. Broker. Each party hereto covenants, warrants and represents to the other party that it had no conversations or negotiations with any broker concerning the leasing of the New Lobby Space. Each party hereto shall indemnify and hold harmless the other party against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by the indemnifying party with any broker concerning the leasing of the New Lobby Space.

     6. Memorandum of Amendment of Lease. At Tenant's request, Landlord and Tenant shall promptly execute, acknowledge and deliver to each other a memorandum in respect of this Agreement sufficient for recording and all documents required by governmental authorities by reason of such memorandum. The recording of such memorandum shall be at Tenant's expense. Upon the expiration or any earlier termination of the Lease, Tenant, at Tenant's expense (but with Landlord's cooperation), shall cause to be recorded an instrument stating that the Lease is no longer in effect. Tenant hereby appoints Landlord as its attorney-in-fact, coupled with an interest, for purposes of executing and recording any such instrument. This Section 6 shall survive the expiration or earlier termination of the Lease.

     7. Lender Consent. Lender represents to Tenant that, as of the date of this Agreement, the sole Superior Mortgage is held by The Sanwa Bank Limited ("Sanwa") pursuant to that certain Mortgage and Security Agreement dated as of January 25, 1989. Landlord shall endeavor to obtain from Sanwa and deliver to Tenant within thirty (30) days from the date of this Agreement a written instrument wherein Sanwa consents to the execution and delivery of this Agreement. If Landlord does not deliver said instrument within thirty (30) days after the date of this Agreement, then Tenant shall have the right, by notice given to Landlord within ten (10) days thereafter and before said instrument is delivered, to terminate this Agreement (but the

Lease shall otherwise remain in full force and effect as though this Agreement had never been executed and delivered).

     8. No Other Changes. Except as expressly set forth in this Agreement, the Lease shall remain unmodified and in full force and effect, and the Lease as modified herein is ratified and confirmed. All references in the Lease to "this lease" shall hereafter be deemed to refer to the Lease as amended by this Agreement.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Agreement as of the day and year first above written.

                                WFC TOWER A COMPANY,
                                Landlord

                                By: O&Y (U.S.) Development Company L.P.,
                                    general partner

                                    By: O&Y (U.S.) Development General
                                        Partner Corp., general partner

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------
                                            Name:
                                            Title:



                                DOW JONES & COMPANY, INC.,
                                Tenant

                                By: /s/ Leonard E. Doherty
                                    -----------------------------------
                                    Name:  LEONARD E. DOHERTY
                                    Title: TREASURER

                                   EXHIBIT A

                           NEW LOBBY SPACE FLOOR PLAN

                              [LOBBY FLOORPLAN GRAPHIC APPEARS HERE]

                              [LOBBY FLOORPLAN GRAPHIC APPEARS HERE]

                         Fourth Amendment of
                        Lease - December 26, 1996

                            FOURTH AMENDMENT OF LEASE

     Agreement, dated as of December 26, 1996, between WFP TOWER A CO. L.P. (f/k/a New Tower A LP), a Delaware limited partnership, having an office at One Liberty Plaza, New York, New York 10006 ("Landlord",) and DOW JONES & COMPANY, INC., a Delaware corporation having an office at One World Financial Center, New York, New York 10281 ("Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord's predecessor-in-interest, Olympia & York Battery Park Company and Tenant entered into a Lease, dated October 21, 1983 (the "Original Lease"), as amended by First Amendment of Lease, dated as of May 22, 1985 (the "First Amendment"), letter agreement, dated May 19, l987, letter agreement, dated as of December 1, 1988, Second Amendment of Lease, dated May 11, 1994 and Third Amendment of Lease, dated as of December 1, 1995 (the "Third Amendment") (collectively, the "Lease"), whereby Landlord is leasing to Tenant and Tenant is hiring from Landlord certain premises (the "Premises") in the building located at One World Financial Center, New York, New York (the "Building"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease to provide that Landlord lease to Tenant and Tenant hire from Landlord certain additional space on the +12'-6" lobby level and the +32'-0" lobby level of the Building.

     NOW, THEREFORE, Landlord and Tenant agree as follows:

     1. Defined Terms. All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Lease.

     2. Lease of Additional Space. (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, upon and subject to the terms, covenants, provisions and conditions of this Agreement, the following:

        (i) the two portions of the +12'-6" lobby level of the Building, substantially as shown hatched and labeled "A" (the "Lower Lobby A Space") and "B" (the "Lower Lobby B Space") on the floor plan attached hereto as Exhibit A and made a part hereto (collectively, the "Additional Lower Lobby Space"); and

        (ii) the portion of the +32'-0" lobby level of the Building, substantially as shown cross-hatched and labeled "Dow Jones #3" on the floor plan attached hereto as Exhibit B and made a part hereof (the "Additional Upper Lobby Space"; the Additional Lower Lobby Space and the Additional Upper Lobby Space are collectively called the "Additional Lobby Space").

        (b) The term of the Lease of the Additional Lobby Space shall commence on the date of this Agreement (the "ALS Commencement Date") and shall end at 11:59 p.m. on May

31, 2005 (subject to Tenant's right to extend the term of the Lease in accordance with the provisions of Article 5 of the Original Lease, as amended by this Agreement), or on such earlier date upon which the term of the Lease shall expire or be cancelled or terminated pursuant to any of the conditions or covenants of the Lease or pursuant to law. The Additional Lobby Space shall be conclusively deemed to contain the following rentable square feet:

                  Lower Lobby A Space:                              6,122
                  Lower Lobby B Space:                                496
                  Additional Upper Lobby Space:                     1,485

             (c) Effective as of the ALS Commencement Date, all references in the Lease to the "Lobby Premises" shall (except to the extent other terms are provided (i) in this Agreement with respect to the Additional Lobby Space or
(ii) in the Third Amendment with respect to the New Lobby Space), be deemed to refer collectively to the Lobby Premises demised pursuant to the First Amendment, the New Lobby Space demised pursuant to the Third Amendment and the Additional Lobby Space.

             (d) "ALS Rent Commencement Date" means April 1, 1997.

        3. Terms Applicable to Additional Lobby Space. The lease of the Additional Lobby Space by Tenant shall be on all of the terms and conditions of the Lease, except that:

             (a) the term of the lease off the Additional Lobby Space shall be as set forth in Section 2, above;

             (b) Landlord shall not be required to perform any work, to pay any amount, to install any fixtures or equipment or to render any services to prepare the Building or the Additional Lobby Space for Tenant's use or occupancy, and Tenant shall accept the Additional Lobby Space is its "as is" condition on the ALS Commencement Date;

             (c) Fixed Rent with respect to the Additional Lobby Space shall be payable from and after the ALS Rent Commencement Date to and including May 31, 2005 as follows:

                 (i) with respect to the Lower Lobby A Space, at the annual rate of Ninety Seven Thousand Nine Hundred and Fifty Two ($97,952.00) Dollars;

                 (ii) with respect to the Lower Lobby B Space, at the annual rate of Four Thousand Nine Hundred Sixty ($4,960.00) Dollars; and

                 (iii) with respect to the Additional Upper Lobby Space, at the annual rate of Forty Nine Thousand and Five ($49,005.00) Dollars;

during such period, Fixed Rent shall be payable at the times and in the manner set forth in the Lease; provided, that the provisions of Section 1.05(c) of the Original Lease shall not apply to Fixed Rent required to be paid with respect to the Additional Lobby Space;

             (d) from and after the ALS Commencement Date to and including the Expiration Date, Tenant shall pay to Landlord PILOT Payments with respect to the Additional Lobby Space at the times and in the manner set forth in the Lease, except that:

                 (i)  for purposes of the Additional Lower Lobby Space only (A)
             Section 3.02 of the Original Lease shall be deemed to read in its entirety as follows: "Tenant shall pay for each PILOT Year during the term of this lease an amount (herein called "PILOT Payment") equal to respect to the Additional Lower Lobby Space only, Tenant shall pay PILOT Payments on a net basis and not as an escalation over the Base PILOT Year), and (B) the term "Tenant's Proportionate PILOT Share" shall mean 0.4529%; and

                 (ii) for purposes of the Additional Upper Lobby Space only (A)
             the term "Base PILOT Year" shall mean the PILOT Year ending June 30, 1995 and (B) the term "Tenant's Proportionate PILOT Share" shall mean 0.1016%;

             (e) from and after the ALS Commencement Date to and including the Expiration Date, Tenant shall pay to Landlord Operating Payments with respect to the Additional Lobby Space at the times and in the manner set forth in the Lease, except that:

                 (i)  for purposes of the Additional Lower Lobby Space only (A)
             Section 3.08 of the Original Lease shall be deemed to read in its entirety as follows: "Tenant shall pay for each Operating Year during the term of this lease Tenant's Proportionate Operating Share of the Operating Expenses for such Operating Year." (i.e., with respect to the Additional Lower Lobby Space only, Tenant shall pay Operating Payments on a net basis and not as an escalation over the Base Operating Year), and (B) the term "Tenant's Proportionate Operating Share" shall mean 0.4529%; and

                 (ii) for purposes of the Additional Upper Lobby Space only (A)
             the term "Base Operating Year" shall mean the 1996 calendar year,
             (B) the term Tenant's Proportionate Operating Share shall mean 0.1016% and (C) the term "Base Operating Expenses" shall mean the Operating Expenses for the Base Operating Year;

             (f) notwithstanding the provisions of Sections 3(c), (d) and (e) above to the contrary, but subject to Section 3(g) below, provided that no Event of Default under the Lease shall have occurred and be continuing at the time such installments become due and payable, Tenant shall be entitled to an abatement of the installments of Fixed Rent, PILOT Payments and Operating Payments (but not payments in respect of electricity), with respect to the Additional Lobby Space which first become due and payable on or before March 1, 1997;

             (g) Tenant shall separately pay for electric energy supplied to the Additional Lobby Space from and after the ALS Commencement Date in the amounts and at the times set forth in Article 15 of the Original Lease. Notwithstanding the provisions of Section 15.01(a) of the Original Lease to the contrary, such electric energy shall be furnished to the Additional Lower Lobby Space through a submeter or submeters and related equipment, installed and maintained by Tenant, at Tenant's expense, measuring the amount of electric energy furnished to the Additional Lower Lobby Space. Tenant shall install such meters within 60 days after the ALS Commencement Date and, until such installation, Tenant shall pay for electricity furnished to the Additional Lower Lobby Space at the rate of $3.25 per rentable square foot of the Additional Lower Lobby Space per annum, payable in equal monthly installments on the ALS Commencement Date and on the first date of each and every month thereafter (appropriately prorated for any partial month);

             (h) Tenant shall pay to Landlord, upon the execution and delivery of this Agreement by Tenant, the sum of $12,659.75 in respect of the mostly installments of Fixed Rent in respect of the Additional Lobby Space attributable to the month of April 1997;

             (i) Tenant shall use and occupy the Additional Lobby Space solely for television production and broadcast studio purposes, and for no other use or purpose (except that the Additional Upper Lobby Space and the Lower Lobby B Space shall be used for the installation and operation of mechanical equipment related to television production and broadcast studio purposes); provided, that if Tenant desires to use the Additional Lobby Space for any different purpose, Landlord will not unreasonably withhold or delay its consent to such different use as long as (i) such different use is not prohibited by (A) Section 2.03 or
2.04 of the Original Lease, (B) the Ground Lease, (C) any instruments affecting title to the Building, (D) any other lease in the Project, or (E) any other agreement to which Landlord is a party or by which it is bound; (ii) such different use is in keeping with the character, reputation and appearance of the lobby of a first-class office building; and (iii) in Landlord's reasonable judgment, such different use is consistent with Landlord's overall plans for the types and varieties of uses in the lobby of the Building and the rest of the Project. If Landlord withholds such consent, it will specify its reason(s) therefor;

             (j) Tenant shall:

                 (i) occupy and use during the entire Lease term, the entire Additional Lobby Space in accordance with the terms of the Lease, and conduct Tenant's business therein in a manner consistent with the character, reputation and appearance of a first-class office building;

                 (ii) keep the display windows, if any, and signs well lighted during such hours and days and in the manner as Landlord shall from time to time determine;

                 (iii) not operate its business under the Lease so as to breach or violate any other lease entered into by Tenant, or violate any contract entered into by Tenant, or violate any judgment or decree imposed upon Tenant;

                 (iv) redecorate the Additional Lobby Space and refinish, renew and/or replace the fixtures, furnishings, decorations and equipment therein from time to time during the Lease term, at Tenant's expense, as in the reasonable judgment of Landlord may be necessary to preserve and maintain the attractive appearance of the Additional Lobby Space in keeping with the general standard maintained for the Building;

             (k) Tenant shall comply in all respects with Article 12 of the Original Lease in performing any Alterations in the Additional Lobby Space, and any such Alterations shall also comply in all respects, with the Tenant Design Criteria. Without limiting the generality of the foregoing, Tenant shall, prior to commencing any Alterations in the Additional Lobby Space, submit to Landlord for Landlord's approval in accordance with said Article 12, plans showing the design concept, signage and layout of the Additional Lobby Space. Tenant, at Tenant's expense, shall construct any partitions necessary to separately demise the Additional Lobby Space and shall install such soundproofing in the portions of the Additional Lobby Space to be used for mechanical equipment as Landlord may reasonably require;

             (l) the following shall apply to the Lobby Premises:

                 (i) Landlord hereby establishes a "Control Zone", consisting of the portion of the Land and the Building within three feet of the Lobby Premises, both interior and exterior. Within the Control Zone, Landlord shall have the right to approve all lighting (as to type, intensity and hours of illumination), signage, and all other aspects of design, and, in the case of the retail sale of merchandise, the presentation and marketing of Tenant's goods. No alteration in any approved design or presentation shall be made without Landlord's approval. In addition to all other rights available to Landlord hereunder or at law or in equity for Tenant's failure to comply with Landlord's requirements. Landlord shall have the right to enjoin any usage of the Control Zone of which Landlord does not approve, and to block any storefront of the Lobby Premises from view;

                 (ii) Tenant shall not place or install any sign on the exterior of the Building, nor shall Tenant place in any display case, windows, entrance doors or any other area visible to the public view from the outside of the Building or from the outside of the Lobby Premises, any signs, flashing signs, animated signs, or otherwise, without first obtaining in each instance Landlord's prior written consent and approval; provided, that Tenant may utilize dignified interior signs, lettering, announcement, price schedule, menu or any other kind or forms of inscription which are neat, professionally printed and in good taste without obtaining Landlord's approval, to the extent only, however, that same do not detract from the dignity and character of the Building on the express condition, however, that Tenant shall promptly remove any sign if Landlord shall object thereto. Landlord shall not unreasonably withhold its consent to any sign that complies with the Tenant Design Criteria;

                   (iii) All ceiling heights, draperies, and other installations affecting the appearance of the Lobby Premises, or which are visible from the exterior shall be subject to the prior written approval of Landlord; provided, that if such installation is more than decorative in nature, such installation shall be subject to the provisions of Article 12 of the Original Lease;

                   (iv) If Landlord shall give its written consent to requested proposed signs or advertising by Tenant, no change in the composition, dimensions or content of such signs or advertising may thereafter be made without first obtaining Landlord's prior written consent thereto in each instance;

                   (v) Tenant, at Tenant's sole cost and expense, prior to installing or displaying any sign shall must apply for, obtain and thereafter maintain throughout the term of the Lease all such sign permits as shall be required by any law, rule or regulation presently existing or hereafter enacted of any governmental authority or agency or department thereof having jurisdiction, for the installation, display and maintenance of any such sign;

                   (vi) On the expiration or sooner termination of the term of the Lease, Tenant, at Tenant's sole cost and expense, shall (i) promptly remove all signs installed or displayed by Tenant, and
             (ii) promptly repair in a good and workmanlike manner in conformity with law and all applicable provisions of the Lease, all damage to the Building caused by such removal;

             (m) (i) Subject to the further provisions of this Section 3(m), Tenant shall have the option (the "ALS Termination Option") to terminate the Lease with respect to the Additional Lobby Space only, effective as of April 1, 2002 (the "ALS Termination Date"), by giving notice of such election (the "ALS Termination Notice") to Landlord on or before April 1, 2001.

                   (ii) Tenant shall pay to Landlord, on or before the date Tenant gives to Landlord the ALS Termination Notice, a cancellation payment (the "ALS Cancellation Payment") equal to the sum of (x) $151,917.00, (y) twelve (12) times the amount of the monthly installment of the PILOT Payment payable by Tenant to Landlord during the calendar month in which Tenant gives to Landlord they ALS Termination Notice and (z) twelve (12) times the amount of the monthly installment of the Operating Payment payable by Tenant to Landlord during the calendar month in which Tenant gives Landlord the ALS Termination Notice.

             (iii) Failure by Tenant timely to pay to Landlord the ALS Cancellation Payment shall render Tenant's exercise of the ALS Termination Option null and void and of no force and effect, and the Lease of the Additional Lobby Space shall continue in full force and effect as if the ALS Termination Notice had never been given.

             (iv) If Tenant exercises the ALS Termination Option, then on or prior to the ALS Termination Date, Tenant shall remove all of its equipment, fixtures, furniture, leasehold improvements and all of Tenant's other personal property from the Additional Lobby Space and shall restore such Additional Lobby Space to its condition on the date that Tenant first took possession of the Additional Lobby Space to perform its initial Alterations therein, ordinary wear and tear excepted.

             (v) If Tenant timely exercises the ALS Termination Option and timely pays the ALS Cancellation Payment, then on the ALS Termination Date the Lease shall terminate with respect to the Additional Lobby Space only (but shall continue in full force and effect with respect to any other space then included in the Premises).

         (n) Notwithstanding the terms of Article 5 of the Lease, Tenant may, by notice to Landlord, delivered concurrently with Tenant's notice to Landlord of its exercise of its first renewal option set forth in Article 5 of the Lease, elect to exclude from the Premises all of the Additional Lobby Space and if Tenant so elects, effective as of the Expiration Date, the Lease shall terminate with respect to the Additional Lobby Space. If Tenant so elects to exclude the Additional Lobby Space from the Premises in connection with Tenants exercise of such first renewal option, Tenant shall quit and surrender the Additional Lobby Space in accordance with Section 24.01 of the Original Lease, and the Premises shall then be deemed to exclude the Additional Lobby Space.

         (o) Section 25.02(e) of the Lease shall be deleted in its entirety.

         (p) The following shall be added immediately following the second (2nd) sentence of Paragraph 6(r) of the First Amendment:

            "Notwithstanding the foregoing, if Tenant vat or deserts the Additional Lobby Space (but not any portion of the remainder of the Lobby Premises) in the manner described above in this subparagraph
            (r), then Landlord may terminate this Lease only insofar as it relates to the Additional Lobby Space, and the Lease insofar as it relates to the remainder of the Lobby Premises (exclusive of the Additional Lobby Space) shall otherwise continue in full force and effect, and Tenant shall remain liable for its obligations under the Lease relating to the Lobby Premises, and for its obligations under the Lease relating to the remainder of the Additional Lobby Space which accrued prior to such termination."

     4. Broker. Each party hereto covenants, warrants and represents to the other party that it had no conversations or negotiations with any broker concerning the leasing of the Additional Lobby Space. Each party hereto shall indemnify and hold harmless the other party against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by the indemnifying party with any broker concerning the leasing of the Additional Lobby Space.

     5. Memorandum of Amendment of Lease. At Tenant's request, Landlord and Tenant shall promptly execute, acknowledge and deliver to each other a memorandum in respect of this Agreement sufficient for recording and all documents required by governmental authorities by reason of such memorandum. The recording of such memorandum shall be at Tenant's expense. Upon the expiration or any earlier termination of the Lease, Tenant, at Tenant's expense (but with Landlord's cooperation), shall cause to be recorded an instrument stating that the Lease is no longer in effect. Tenant hereby appoints Landlord as its attorney-in-fact, coupled with an interest, for purposes of executing and recording any such instrument. This Section 5 shall survive the expiration or earlier termination of the Lease.

     6. Lender Consent. Landlord represents to Tenant that, as of the date of this Agreement, the sole Superior Mortgage is held by The Sanwa Bank Limited ("Sanwa") pursuant to that certain Consolidation, Amendment and Restatement of Leasehold Mortgage, Assignment of Rents and Leases and Security Agreement dated as of November 21, 1996. Landlord shall endeavor to obtain from Sanwa and deliver to Tenant within thirty (30) days from the date of this Agreement a written instrument wherein Sanwa consents to the execution and delivery of this Agreement. If Landlord does not deliver said instrument within thirty (30) days after the date of this Agreement, then Tenant shall have the right, by notice given to Landlord within ten (10) days thereafter and before said instrument is delivered, to terminate this Agreement (but the Lease shall otherwise remain in full force and effect as though this Agreement had never been executed and delivered).

     7. No Other Charges. Except as expressly set forth in this Agreement, the Lease shall remain unmodified and in full force and effect, and the Lease as modified herein is ratified and confirmed. All references in the Lease to "this lease" shall hereafter be deemed to refer to the Lease as amended by this Agreement.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Agreement as of the day and year first above written.

                           WFP TOWER A. CO., L.P.
                           (f/k/a New Tower A LP), Landlord


                           By: WFP Tower A Co. G.P. Corp., general partner

                               By: /s/ Richard B. clark
                                  -----------------------
                                  Name:  Richard B. Clark
                                  Title: EVP


                           DOW JONES & COMPANY, INC.,
                           Tenant

                           By: /s/ Leonard E Doherty
                               --------------------------
                               Name:  LEONARD E DOHERTY
                               Title: TREASURER

                                    Exhibit A

                     ADDITIONAL LOWER LOBBY SPACE FLOOR PLAN

                                   EXHIBIT A

                              [LOBBY FLOORPLAN GRAPHIC APPEARS HERE]

                                    Exhibit B

                     ADDITIONAL UPPER LOBBY SPACE FLOOR PLAN

                                   EXHIBIT B

                              [LOBBY FLOORPLAN GRAPHIC APPEARS HERE]

                         Partial Termination and Surrender
                         Agreement & Fifth
                         Amendmend of Lease

                   PARTIAL TERMINATION AND SURRENDER AGREEMENT
                          AND FIFTH AMENDMENT OF LEASE

     THIS AGREEMENT, made as of the 25/th/ day of February 1999, between WFP TOWER A CO. L.P., a Delaware limited partnership, having an address at c/o Brookfield Financial Properties, Inc., One Liberty Plaza, New York, New York 10006 ("Landlord"), and DOW JONES & COMPANY, INC., a Delaware corporation, having an address at One World Financial Center, New York, New York 10281 ("Tenant").

                              W I T N E S S E T H :

     WHEREAS, by Office Lease dated October 21, 1983, as amended by (i) First Amendment of Lease dated as of May 22, 1985, (ii) letter agreement dated May 19, 1987, (iii) letter agreement dated as of December 1, 1988, (iv) Second Amendment of Lease dated May 11, 1994, (v) Third Amendment of Lease dated as of December 1, 1995, and (vi) Fourth Amendment of Lease (the "Fourth Amendment") dated as of December 26, 1996 (as so amended, the "Lease"), Landlord (either directly or through its predecessor in interest) demised to Tenant premises consisting of the 9th to 18th floors, inclusive, the Additional Premises, the Elevator Premises, the Duct Premises, and the Lobby Premises (collectively, the "Existing Premises") in the building known by the street address Tower A, One World Financial Center, New York, New York (the "Building");

     WHEREAS, the Lobby Premises include premises collectively defined in the Fourth Amendment as the Additional Lobby Space, consisting of the Lower Lobby A Space which contains 6,122 rentable square feet, the Lower Lobby B Space which contains 496 rentable square feet and the Additional Upper Lobby Space which contains 1,485 rentable square feet; and

     WHEREAS, Tenant wishes to be released from its obligations under the Lease with respect to the 17th floor, the 18th floor and the Additional Lobby Space of the Existing Premises, to surrender such portions of the Existing Premises, and otherwise to amend the Lease, and Landlord is willing to grant such release, accept such surrender and so amend the Lease, all upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Lease.

     2. (a) Tenant shall surrender to Landlord possession of the entire 17th and 18th floors and the Additional Lobby Space of the Existing Premises in two phases effective upon the termination dates set forth in subparagraphs (i) and (ii) below.

                  (i) Effective as of 11:59 p.m. on February 28, 1999 (the "Phase I Surrender Date"), Tenant shall surrender to Landlord possession of the Additional Lobby Space of the Existing Premises consisting of 8,103 rentable square feet (the "Phase I Surrendered Premises"), and shall surrender all of Tenant's right, title and interest in and to the Phase I Surrendered Premises under the Lease, with the intent and purpose that the term of the Lease with respect to the Phase I Surrendered Premises shall be extinguished in the same manner and with the same effect as if the term of the Lease had expired.

                  (ii) Effective as of 11:59 p.m. on April 30, 1999 (the
"Phase II Surrender Date"), Tenant shall surrender to Landlord possession of the entire 17th and 18th floors of the Existing Premises consisting of 75,149 rentable square feet (the "Phase II Surrendered Premises"), and shall surrender all of Tenant's right, title and interest in and to the Phase II Surrendered Premises under the Lease, with the intent and purpose that the term of the Lease with respect to the Phase II Surrendered Premises shall be extinguished in the same manner and with the same effect as if the term of the Lease had expired (the Phase I Surrendered Premises and the Phase II Surrendered Premises are sometimes hereinafter referred to individually as an "Applicable Surrendered Premises" and collectively as the "Surrendered Premises"; the Phase I Surrender Date and the Phase II Surrender Date are sometimes hereinafter referred to individually as an "Applicable Surrender Date").

              (b) Effective as of the Phase I Surrender Date, all references in the Lease to the "Lobby Premises" shall be deemed to exclude the Phase I Surrendered Premises, and effective as of the Phase II Surrender Date, all references in the Lease to the "Office Premises" and to the "Premises" shall be deemed to exclude the Phase II Surrendered Premises.

              (c) In consideration of the amendment of the Lease and the acceptance by Landlord of the surrender of the Surrendered Premises by Tenant, Tenant shall pay to Landlord by wire transfer of immediately available federal funds in accordance with the wiring instructions set forth in Schedule A, the amount of $15,655,861, consisting of rent in the amount of (i) $1,125,000 in consideration of Landlord's agreement to terminate the Lease with respect to the Phase I Surrendered Premises and (ii) $14,530,861 in consideration of Landlord's agreement to terminate the Lease with respect to the Phase II Surrendered Premises. Such payment, which shall be deemed Additional Charges under the Lease, shall be made by Tenant to Landlord by 3:00 p.m. EST on the second business day (the "Due Date"), after Landlord shall have delivered to Tenant a copy of the Consent (as defined in Section 12 of this Agreement). If Tenant fails to make such payment to Landlord by such date and time, time being deemed to be of the essence with respect to Tenant's obligation to make such payment, then Landlord, at its option, may terminate this Agreement by notice to Tenant given within 14 days after the Due Date and, in such event, this Agreement and Tenant's obligation to pay such fee shall be null and void (but the Lease shall otherwise remain in full force and effect as though this Agreement had never been executed and delivered). If Landlord does not so terminate this Agreement, then this Agreement shall remain in full force and effect and Landlord may exercise all of its rights and remedies under the Lease, as amended by this Agreement, and under law, to collect such payment from Tenant. Interest shall accrue on such payment from the Due Date until the date paid at the rate of the lesser of (x) four percentage points above the then current rate of interest publicly announced from time to time by Citibank, N.A. or its successor, as its "base rate" (or such other term as may be used by Citibank, N.A. from time to time, for the rate presently referred to as its "base rate") and (y) the maximum rate permitted by applicable law.

              (d) On each Applicable Surrender Date, Tenant shall deliver each Applicable Surrendered Premises to Landlord vacant, broom-clean and free and clear of all tenancies, subtenancies and occupancies and otherwise in accordance with the terms of the Lease and this Agreement and, with respect to the Additional Lobby Space, Tenant shall not be obligated to perform the work to restore the Additional Lobby Space to its original condition, as described in
Section 3(m)(iv) of the Fourth Amendment, but Tenant shall reimburse Landlord for a portion of the cost to restore the Additional Lobby Space to such condition, as follows: Landlord shall pay the first $10,000 of cost incurred for such restoration work and Tenant shall pay the balance of such cost up to the sum of $40,000. Tenant shall reimburse Landlord for such costs (up to $40,000) within 10 days after Landlord presents its bill to Tenant accompanied by supporting invoices evidencing that Landlord has incurred the first $10,000 of such costs and the additional costs for which Landlord is seeking reimbursement from Tenant.

              (e) Notwithstanding the provisions of the last sentence of Section
24.01 of the Lease and those of paragraph (d) of this Section 2, Tenant shall not remove the private elevator installed by Tenant between the 16th and 18th floors of the Existing Premises. However, Landlord shall have the right to remove same at Landlord's option and at its cost. During the remaining term of the Lease and for so long as such private elevator shall remain in the Existing Premises, Tenant shall, on reasonable notice from Landlord (except in the case of an emergency, in which event no notice shall be required), afford Landlord access on the 15th and 16th floors of the Existing Premises to all equipment relating to or serving such private elevator, including without limitation, the elevator pit, elevator motors, elevator cables, and all other mechanical and electrical equipment, and to the areas surrounding such private elevator for the purpose of enabling Landlord to repair, maintain, replace, operate and remove same and to restore the Phase II Surrendered Premises.

Such access shall be on all of the terms and conditions of the Lease, including
Section 14.03. Further, Tenant shall, if requested by Landlord, assign to Landlord or its designee Tenant's service contract with Otis Elevator Company (the "Service Contract") with respect to the maintenance of the private elevator (a copy of which Tenant has previously delivered to Landlord). Tenant shall maintain the Service Contract in full force and effect and make all payments due thereunder until the earliest to occur of: (i) the date Tenant pays Landlord the sum referred to in Section 2(c) of this Agreement, (ii) Landlord's removal of the private elevator and (iii) Landlord's request to Tenant to assign the Service Contract to Landlord or its designee.

         3. Landlord and Tenant confirm that the Lease, as amended by this Agreement, shall continue in full force and effect with respect to all of the Existing Premises, other than the Surrendered Premises after each Applicable Surrender Date. Tenant shall continue to pay all Fixed Rent and Additional Charges for the Surrendered Premises through and including each Applicable Surrender Date in accordance with the Lease. The provisions of this Section 3 shall survive the termination or expiration of the Lease.

         4. Tenant represents and warrants on behalf of itself and its successors and assigns, that it has not done or suffered to be done (and Tenant agrees that it will not do or suffer to be done) anything whereby the Surrendered Premises or any alteration, decoration, installation or improvement in and to the Surrendered Premises (collectively, the "Improvements") has or will become encumbered in any way whatsoever and that no one other than Tenant has acquired or will acquire through or under Tenant any right, title, or interest in, to or under the Surrendered Premises or the Improvements. This
Section 4 shall survive the termination or expiration of the Lease and this Agreement.

         5. On each Applicable Surrender Date, Landlord shall accept the surrender of each Applicable Surrendered Premises and release Tenant from its obligations under the Lease with respect to such Applicable Surrendered Premises, except that Tenant will continue to remain liable thereafter: (a) if Tenant fails to surrender the Applicable Surrendered Premises in accordance with the terms of the Lease, as amended by this Agreement, (i) for 125% of the sum of the Fixed Rent and monthly Additional Charges attributable to the respective Applicable Surrendered Premises, at the rates then payable under the Lease, for the thirty-day period following each Applicable Surrender Date, (ii) for 150% of the sum of the Fixed Rent and monthly Additional Charges attributable to the respective Applicable Surrendered Premises, at the rates then payable under the Lease, for the next thirty-day period after the period referred to in clause (i) above, and (iii) for the amounts described in clause (ii) above and for Landlord's liabilities, costs and expenses of every nature occasioned by Tenant's failure to surrender such Applicable Surrendered Premises in accordance with the terms of the Lease, as amended by this Agreement if Tenant fails to surrender the Applicable Surrendered Premises by the date that is 60 days after the Applicable Surrender Date (including, without limitation, reasonable attorneys' fees and disbursements and reasonable attorneys' fees and disbursements incurred in establishing liability under this Section 5 and in collecting amounts payable hereunder); (b) for all liabilities and claims incurred by or made against Landlord and/or Tenant for labor and materials asserted to have been furnished to Tenant or anyone claiming by, through or under Tenant with respect to such Applicable Surrendered Premises, up to and including each Applicable Surrender Date; (c) for any claims by Landlord against Tenant for contribution or indemnification or both arising out of third-party claims against Landlord to the extent provided for in the Lease; (d) for all obligations and liabilities of Tenant with respect to each Applicable Surrendered Premises accruing on or prior to the Applicable Surrender Date; and
(e) for all other obligations of Tenant with respect to each Applicable Surrendered Premises expressly provided in the Lease or this Agreement to survive the termination or expiration thereof.

         6. Effective on each Applicable Surrender Date, Tenant releases Landlord and its successors and assigns from and against any and all claims, obligations and liabilities of every kind or nature whatsoever under the Lease thereafter arising out of or in connection with each Applicable Surrendered Premises surrendered on such Applicable Surrender Date, other than obligations of Landlord with respect to such Applicable Surrendered Premises expressly provided in the Lease to survive the termination of the Lease.

         7.  The Lease is hereby amended as follows:

              (a) Effective on the day following the Phase I Surrender Date, the Fixed Rent set forth in Section 3(c) of the Fourth Amendment shall be reduced by the sum of $151,917 per annum (or $12,659.75 per month). Effective on the day following the Phase II Surrender Date, the Fixed Rent set forth in Section 1.05(b)(iv) of the Lease shall be further reduced by the sum of $3,381,705 per annum (or $281,808.75 per month) until May 31, 2000, and the Fixed Rent set forth in Section 1.05(b)(v) of the Lease shall be further reduced by the sum of $3,757,450 per annum (or $313,120.83 per month) from and after June 1, 2000.

              (b) Effective on the day following the Phase I Surrender Date, Tenant's Proportionate PILOT Share and Tenant's Proportionate Operating Share shall be reduced to 25.77%. Effective on the day following the Phase II Surrender Date, Tenant's Proportionate PILOT Share and Tenant's Proportionate Operating Share shall be further reduced to 20.733%.

              (c) Section 32.01(a) of the Lease is hereby amended as follows:

                (a) If to Landlord:

                WFP Tower A Co. L.P. c/o Brookfield Financial Properties, Inc., One Liberty Plaza
                New York, New York 10006
                Attention:  President and Chief Operating Officer

                with copies to:

                WFP Tower A Co. L.P. c/o Brookfield Financial Properties, Inc. One Liberty Plaza
                New York, New York 10006
                Attention: General Counsel

                and

                Corbin Silverman & Sanseverino LLP
                805 Third Avenue
                New York, New York 10022
                Attention: Raymond A. Sanseverino, Esq.

         8. This Agreement shall not be binding upon or enforceable against Landlord unless and until Landlord shall have (i) executed and unconditionally delivered to Tenant an executed counterpart of this Agreement and (ii) received the Consent.

         9. Each party represents to the other that such party has dealt with no broker other than Cushman & Wakefield, Inc. ("Broker") in connection with this Agreement or the surrender of the Surrendered Premises, and each party shall indemnify and hold the other harmless from and against all loss, cost, liability and expense (including, without limitation, reasonable attorneys' fees and disbursements) arising out of any claim for a commission or other compensation by any broker (excluding Broker with respect to Tenant's indemnity to Landlord) which alleges that it has dealt with the indemnifying party in connection with this Agreement or the surrender of the Surrendered Premises. Landlord shall pay to Broker a commission to be agreed upon between Landlord and Broker, subject to, and in accordance with, the terms and conditions of a separate agreement between Landlord and Broker. This Section 9 shall survive the termination or expiration of the Lease, with respect to the Surrendered Premises, and this Agreement.

         10. Simultaneously with the execution and delivery of this Agreement, Landlord and Tenant are executing (i) the New York City Real Property Transfer Tax Return (the "RPT Return") and (ii) the New York State Combined Real Estate Transfer Tax Return and Credit Line Mortgage Certificate (the "TP-584"). Tenant shall file the RPT Return on or before the date required by law with the New York City Department of Finance and shall give Landlord notice of such filing. Tenant shall file the TP-584 on or before the date required by law with the New York State

Department of Taxation and Finance and shall give Landlord notice of such filing. Although Landlord and Tenant do not anticipate that any New York City Real Property Transfer Tax (herein called "RPT Tax"), or New York State Real Estate Transfer Tax (herein called "State Transfer Tax") will be payable in connection with this Agreement or the transaction contemplated hereby, to the extent any such RPT Tax or State Transfer Tax is due and payable by Tenant as transferor, Tenant shall pay same as and when due and shall pay any late fees, penalties and interest assessed for failure to pay same when due. Tenant shall indemnify Landlord against, and hold Landlord harmless of and from, any and all liabilities, losses, claims, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and reasonable attorneys' fees and disbursements incurred in establishing liability under this Section 10 and in collecting amounts payable hereunder) arising from a breach of Tenant's obligations under this Section 10 or incurred in connection with any RPT Tax or State Transfer Tax or any other real estate or real property transfer tax that is or may become, or may be asserted to be or become due, owing or imposed in connection with this Agreement or the surrender of the Surrendered Premises now or hereafter by the City or State of New York or any agent or instrumentality of such City or State, including, without limitation, any penalties and interest imposed or to be imposed in connection therewith. Tenant shall file such other returns, affidavits or other documents that may be required in connection with such other taxes and Landlord shall sign such returns, affidavits and documents and otherwise cooperate with Tenant in making any filing required in connection with such taxes. This Section 10 shall survive the termination or expiration of the Lease and this Agreement.

         11. Presently, three passenger elevators in the low mid rise elevator bank serve the 17/th/ floor of the Existing Premises and six passenger elevators in the high mid rise elevator bank serve floors 18 to 26 in the Building. Within a reasonable time after the Phase II Surrender Date, Landlord shall, at Tenant's sole cost (which shall not exceed $158,000), modify the three elevators in the low mid rise elevator bank so that they serve no floor higher than the 16/th/ floor of the Building and modify the six elevators in the high mid rise elevator bank to serve the 17/th/ floor in the Building, including without limitation, the following work: (i) close the existing elevator door openings on the 17/th/ floor and modify the elevators in the low mid rise elevator bank so they serve no floor higher than the 16/th/ floor, (ii) create new elevator door openings on the 17/th/ floor for the purpose of extending down to such floors all of the elevators in the high mid rise elevator bank, (iii) modify all of the elevators in the high mid rise elevator bank to serve the 17/th/ floor, and (iv) perform such other work in or to the elevator lobbies on the 16/th/ and 17/th/ floors and in or to the elevators in either or both of the low mid rise elevator bank and the high mid rise elevator bank to enable them properly to serve the floors with respect to which such modifications are being made, including without limitation, the purchase and installation of any necessary cables, motors, electrical or mechanical equipment, elevator call buttons, computer systems (including those designed to accelerate cab speed so that the addition of the 17/th/ floor to the high mid rise elevator bank will not adversely affect service in such bank). Tenant shall pay all such costs to Landlord (up to but not in excess of $158,000) within fifteen days after being billed therefor accompanied by supporting invoices. On reasonable notice from Landlord, Tenant shall afford Landlord access to such portions of the Existing Premises as may be necessary or desirable to enable Landlord to accomplish the work set forth in this Section 11.

         12. Landlord represents to Tenant that, as of the date of this Agreement, the sole Superior Mortgage is held by The Sanwa Bank Limited, New York Branch ("Sanwa") pursuant to a Consolidation, Amendment and Restatement of Leasehold Mortgage, Assignment of Rents and Leases and Security Agreement dated as of November 21, 1996. Landlord shall endeavor to obtain from Sanwa and deliver to Tenant within thirty days from the execution and delivery by both Landlord and Tenant of this Agreement a written instrument wherein Sanwa consents to the execution and delivery of this Agreement (the "Consent"). If Landlord does not deliver the Consent within such thirty day period, either Landlord or Tenant shall have the right, by notice given to the other within ten days thereafter and before said instrument is delivered, to terminate this Agreement (but the Lease shall otherwise remain in full force and effect as though this Agreement had never been executed and delivered).

         13. This Agreement shall be governed by and construed in accordance with New York law without regard to conflicts of law principles.

         14. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         15. Except as amended by this Agreement, the Lease is ratified and confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Agreement as of the day and year first above written.

                                            LANDLORD:

                                            WFP TOWER A CO. L.P.
                                            By:  WFP Tower A Co. G.P. Corp.,
                                                 General Partner

                                            By:     /s/ [ILLEGIBLE]
                                               -------------------------------
                                            Name:       [ILLEGIBLE]
                                                 -----------------------------
                                            Title:      [ILLEGIBLE]
                                                  ----------------------------


                                            TENANT:

                                            DOW JONES & COMPANY, INC.


                                            By:  /s/ Thomas W. McGuirl
                                               -------------------------------
                                            Name:     Thomas W. McGuirl
                                                 -----------------------------
                                            Title:        Treasurer
                                                  ----------------------------

                                   SCHEDULE A

                               WIRING INSTRUCTIONS

                  Credit:           The Sanwa Bank Limited, New York Branch

                  ABA#:             026 009 823

                  Account Name:     WFP Tower A. Co., L.P.

                  Account No:       618107

                              Sixth Amendment of
                              Lease - September 1, 1999

                            SIXTH AMENDMENT OF LEASE

     THIS AGREEMENT, made as of the 1st day of September 1999, between WFP TOWER A CO. L.P., a Delaware limited partnership, having an address at c/o Brookfield Financial Properties, Inc., One Liberty Plaza, New York, New York 10006 ("Landlord"), and DOW JONES & COMPANY, INC., a Delaware corporation, having an address at One World Financial Center, New York, New York 10281 ("Tenant").

                              W I T N E S S E T H :

     WHEREAS, by Office Lease dated October 21, 1983 (the "Original Lease"), as amended by (i) First Amendment of Lease dated as of May 22, 1985, (ii) letter agreement dated May 19, 1987, (iii) letter agreement dated as of December 1, 1988, (iv) Second Amendment of Lease dated May 11, 1994, (v) Third Amendment of Lease dated as of December 1, 1995,(vi) Fourth Amendment of Lease (the "Fourth Amendment") dated as of December 26, 1996, and (vii) Partial Termination and Surrender Agreement and Fifth Amendment of Lease (the "Fifth Amendment") dated as of February 25, 1999 (as so amended and partially terminated, the "Lease"), Landlord (either directly or through its predecessor in interest) demised to Tenant premises consisting of the 9th to 16th floors, inclusive, the Additional Premises, the Elevator Premises, the Duct Premises, and the Lobby Premises in the building known by the street address Tower A, One World Financial Center, New York, New York (the "Building");

     WHEREAS, the Fourth Amendment added to the Lobby Premises certain premises collectively defined in the Fourth Amendment as the Additional Lobby Space, consisting of the Lower Lobby A Space which contains 6,122 rentable square feet, the Lower Lobby B Space which contains 496 rentable square feet and the Additional Upper Lobby Space which contains 1,485 rentable square feet;

     WHEREAS, pursuant to the Fifth Amendment, Tenant was released from its obligations under the Lease with respect to, among other things, the Additional Lobby Space, and the term of the Lease with respect to the Additional Lobby Space was extinguished; and

     WHEREAS, Tenant wishes to re-let from Landlord the Lower Lobby A Space and Landlord is willing to lease the Lower Lobby A Space to Tenant, all upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Defined Terms. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Lease.

     2. Lease of Lower Lobby A Space.

          (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, upon and subject to the terms, covenants, provisions and conditions of this Agreement, that portion of the street level of the Building, substantially as shown hatched and labeled "Lower Lobby A Space" (hereinafter, the "Lower Lobby A Space") on the floor plan attached hereto as Exhibit A and made a part hereof. The Lower Lobby A Space shall be conclusively deemed to contain 6,122 rentable square feet.

          (b) The term of the lease of the Lower Lobby A Space shall commence on the date of this Agreement (the "LLAS Commencement Date") and shall end at 11:59 p.m. on August 31, 2000 (subject to Tenant's right to extend the term of the lease of the Lower Lobby A Space in accordance with the provisions of Section 4 of this Agreement, or on such earlier date upon which the term of the Lease shall expire or be canceled or terminated pursuant to any of the conditions or covenants of the Lease or pursuant to law. The "LLAS Expiration Date" shall mean August 31, 2000 or, if the Lease shall sooner expire or be cancelled or terminated or if the lease of the Lower Lobby A Space shall be extended, then it shall mean such sooner or such later date.

          (c) Effective as of the LLAS Commencement Date and until the LLAS Expiration Date, all references in the Lease to the "Lobby Premises" shall (except to the extent other terms are provided (i) in this Agreement with respect to the Lower Lobby A Space or (ii) in the Third Amendment with respect to the New Lobby Space), be deemed to refer collectively to the Lobby Premises demised pursuant to the First Amendment, the New Lobby Space demised pursuant to the Third Amendment and the Lower Lobby A Space.

     3. Terms Applicable to Lower Lobby A Space. The lease of the Lower Lobby A Space by Tenant shall be on all of the terms and conditions of the Lease, except that:

          (a) the term of the lease of the Lower Lobby A Space shall be as set forth in Section 2 above;

          (b) Landlord shall not be required to perform any work, to pay any amount, to install any fixtures or equipment or to render any services to prepare the Building or the Lower Lobby

A Space for Tenant's use or occupancy, and Tenant shall accept the Lower Lobby A Space in its "as is" condition on the LLAS Commencement Date;

          (c) Fixed Rent with respect to the Lower Lobby A Space shall be payable from and after the LLAS Commencement Date to and including the LLAS Expiration Date, at the annual rate of Sixty-One Thousand Two Hundred and Twenty ($61,220.00) Dollars, and during such period, Fixed Rent shall be payable at the times and in the manner set forth in the Lease; provided, that the provisions of
Section 1.05(c) of the Original Lease shall not apply to Fixed Rent required to be paid with respect to the Lower Lobby A Space;

          (d) From and after the LLAS Commencement Date to and including the LLAS Expiration Date, Tenant shall pay to Landlord PILOT Payments with respect to the Lower Lobby A Space at the times and in the manner set forth in the Lease, except that for purposes of the Lower Lobby A Space only (A) Section 3.02 of the Original Lease shall be deemed to read in its entirety as follows:
"Tenant shall pay for each PILOT Year during the term of the lease of the Lower Lobby A Space an amount (herein called "PILOT Payment") equal to Tenant's Proportionate PILOT Share of PILOT for such PILOT Year." (i.e., with respect to the Lower Lobby A Space only, Tenant shall pay PILOT Payments on a net basis and not as an escalation over the Base PILOT Year), and (B) the term "Tenant's Proportionate PILOT Share" shall mean 0.4189%;

          (e) From and after the LLAS Commencement Date to and including the LLAS Expiration Date, Tenant shall pay to Landlord Operating Payments with respect to the Lower Lobby A Space at the times and in the manner set forth in the Lease, except that for purposes of the Lower Lobby A Space only (A) Section
3.08 of the Original Lease shall be deemed to read in its entirety as follows:
"Tenant shall pay for each Operating Year during the term of the lease of the Lower Lobby A Space an amount equal to Tenant's Proportionate Operating Share of the Operating Expenses for such Operating Year." (i.e., with respect to the Lower Lobby A Space only, Tenant shall pay Operating Payments on a net basis and not as an escalation over the Base Operating Year), and (B) the term "Tenant's Proportionate Operating Share" shall mean 0.4189%;

          (f) Tenant shall separately pay for electric energy supplied to the Lower Lobby A Space from and after the LLAS Commencement Date in the amounts and at the times set forth in Article 15 of the Original Lease. Notwithstanding the provisions of Section 15.01(a) of the Original Lease to the contrary, such electric energy shall be furnished to the Lower Lobby A Space through an existing submeter or submeters and related equipment, (which is to be maintained by Tenant, at Tenant's expense), measuring the amount of electric energy furnished to the Lower Lobby A Space;

          (g) Tenant shall pay to Landlord, upon the execution and delivery of this Agreement by Tenant, the sum of $5,101.67 in respect of the monthly installment of Fixed Rent in respect of the Lower Lobby A Space attributable to the first full calendar month of the term of the lease of the Lower Lobby A Space;

          (h) Tenant shall use and occupy the Lower Lobby A Space solely for administrative, executive and general offices, and for any other lawful uses incidental thereto which are in keeping with the character, reputation and appearance of a first-class office building, and for no other use or purpose.

          (i) Tenant shall:

               (i) occupy and use from the LLAS Commencement Date until the LLAS Expiration Date, the entire Lower Lobby A Space in accordance with the terms of the Lease, and conduct Tenant's business therein in a manner consistent with the character, reputation and appearance of a first-class office building;

              (ii)  keep the display windows, dark, empty and clean;

              (iii) not operate its business under the Lease so as to breach or violate any other lease entered into by Tenant, or violate any contract entered into by Tenant, or violate any judgment or decree imposed upon Tenant; and

              (iv) redecorate the Lower Lobby A Space and refinish, renew and/or replace the fixtures, furnishings, decorations and equipment therein from time to time during the term of the lease of the Lower Lobby A Space, at Tenant's expense, as in the reasonable judgment of Landlord may be necessary to preserve and maintain the attractive appearance of the Lower Lobby A Space in keeping with the general standard maintained for the Building;

          (j) Tenant shall comply in all respects with Article 12 of the Original Lease in performing any Alterations in the Lower Lobby A Space, and any such Alterations shall also comply with respects, with the Tenant Design Criteria. Without limiting the generality of the foregoing, Tenant shall, prior to commencing any Alterations in the Lower Lobby A Space, submit to Landlord for Landlord's approval in accordance with said Article 12, plans showing the design concept, signage and layout of the Lower Lobby A Space. Tenant, at Tenant's expense, shall construct any partitions necessary to separately demise the Lower Lobby A Space and shall install such soundproofing in the portions of the Lower Lobby A Space to be used for mechanical equipment as Landlord may reasonably require. Further, Tenant shall not disturb the existing built-in window screens and any Alterations made by Tenant shall be built around such existing window screens; and

        (k) All provisions contained in Section 3(l) of the Fourth Amendment relating to the Lobby Premises shall apply to the Lower Lobby A Space, except that the reference in Section 3(l)(vi) to "the expiration or sooner termination of the term of the Lease" shall, with respect to the Lower Lobby A Space only, be deemed to refer to the LLAS Expiration Date. Section 3(m) of the Fourth Amendment has been extinguished and is not applicable.

     4. Option to Renew. (a) Tenant shall have one option to extend the term of the lease of the Lower Lobby A Space for one four month period until December 31, 2000 (such additional period being hereafter referred to as the "LLAS Extension Period"), provided that the LLAS Extension Period does not interfere with Landlord's leasing plan for the Building, which determination Landlord shall make in its sole discretion. Tenant's option so to extend may be exercised only by Tenant's giving notice to that effect to Landlord not earlier than July 15, 2000 and not later than July 31, 2000, and time shall be of the essence with respect to the exercise of such option. Landlord shall notify Tenant within 15 days ("Landlord's Rejection Period") after receipt of Tenant's notice duly exercising its option to extend the term of the lease of the Lower Lobby A Space that Landlord is rejecting Tenant's exercise because same interferes with Landlord's leasing plan, in which event Tenant's exercise of its option shall be null and void and of no force or effect. Subject to the provisions of subsection
(b) of this Section 4, upon the giving of such notice and upon the expiration of Landlord's Rejection Period without Landlord having rejected Tenant's exercise of its option, the term of the lease of the Lower Lobby A Space only shall be extended for the LLAS Extension Period, without the execution of any further instrument. Unless the context shall otherwise require, the LLAS Extension Period shall be upon the same terms, covenants and conditions as shall be in effect immediately prior to such extension, except that there shall be no right or option to extend the term of the lease of the Lower Lobby A Space for any period of time beyond December 31, 2000.

        (b) The exercise of such option to extend the term of the lease with respect to the Lower Lobby A Space at a time when an Event of Default shall have occurred and be continuing, shall be void and of no force and effect, unless Landlord shall elect otherwise. The termination of the Lease during the original or any Extended Term shall also terminate and render void any option or right on Tenant's part to extend the term of the lease with respect to the Lower Lobby A Space, whether or not any such option or right shall have been exercised; and nothing contained in this Section 4 shall prevent Landlord from exercising any right or option granted to or reserved by Landlord in the Lease to terminate the Lease. This option may not be severed from the Lease or separately sold, assigned or otherwise transferred.

        (c) During the LLAS Extension Period, Fixed Rent, the PILOT Payments, the Operating Payments and all other rent and charges payable with respect to the Lower Lobby A Space shall continue and be the same as for the initial term of the lease of the Lower Lobby A Space.

     5. Restoration. Notwithstanding any provision contained in Article 12 of the Lease to the contrary, prior to the LLAS Expiration Date, Tenant shall remove all of its equipment, fixtures and furniture, and demolish its leasehold improvements and remove all of Tenant's other personal property from the Lower Lobby A Space and shall restore the Lower Lobby A Space to its condition on the date that Tenant first took possession of the Lower Lobby A Space pursuant to this Agreement to perform its initial Alterations therein. Notwithstanding the foregoing, Tenant shall not remove or damage the existing built-in window screens in the Lower Lobby A Space.

     6. Broker. Each party hereto covenants, warrants and represents to the other party that it had no conversations or negotiations with any broker concerning the leasing of the Lower Lobby A Space. Each party hereto shall indemnify and hold harmless the other party against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by the indemnifying party with any broker concerning the leasing of the Lower Lobby A Space.

     7. Lender Consent. Landlord represents to Tenant that, as of the date of this Agreement, the sole Superior Mortgage is held by The Sanwa Bank Limited, New York Branch ("Sanwa") pursuant to a Consolidation, Amendment and Restatement of Leasehold Mortgage, Assignment of Rents and Leases and Security Agreement dated as of November 21, 1996. Landlord shall endeavor to obtain from Sanwa and deliver to Tenant within thirty days from the execution and delivery by both Landlord and Tenant of this Agreement a written instrument wherein Sanwa consents to the execution and delivery of this Agreement (the "Consent"). If Landlord does not deliver the Consent within such thirty day period, either Landlord or Tenant shall have the right, by notice given to the other within ten days thereafter and before said instrument is delivered, to terminate this Agreement (but the Lease shall otherwise remain in full force and effect as though this Agreement had never been executed and delivered).

     8. Governing Laws. This Agreement shall be governed by and construed in accordance with New York law without regard to conflicts of law principles.

     9. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     10. No Other Changes. Except as amended by this Agreement, the Lease is ratified and confirmed and remains in full force and effect. All references in the Lease to "this lease" shall hereafter be deemed to refer to the Lease as amended by this Agreement.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Agreement as of the day and year first above written.

                                          LANDLORD:

                                          WFP TOWER A CO. L.P.
                                          By:  WFP Tower A Co. G.P. Corp.,
                                               General Partner


                                          By: /s/ Richard B. Clark
                                              ----------------------------------
                                              Richard B. Clark
                                              President and Chief
                                               Operating Officer

                                          TENANT:

                                          DOW JONES & COMPANY, INC.


                                          By: /s/ Thomas W. McGuirl
                                              ----------------------------------
                                              Thomas W. McGuirl
                                              Treasurer

                                   EXHIBIT A

              ALL AREAS, CONDITIONS AND DIMENSIONS ARE APPROXIMATE

                               [LOGO] BROOKFIELD

                              [FLOORPLAN GRAPHIC APPEARS HERE]

                           One World Financial Center
                                  New York, NY
                                  Street Level

                        Seventh Amendment of
                        Lease - September 1, 2000

                           SEVENTH AMENDMENT OF LEASE

     THIS AGREEMENT (this "Agreement") is made as of the first day of September 2000 between WFP TOWER A CO. L.P., a Delaware limited partnership, having an address at c/o Brookfield Financial Properties, Inc., One Liberty Plaza, New York, New York 10006 ("Landlord"), and DOW JONES & COMPANY, INC., a Delaware corporation, having an address at One World Financial Center, New York, New York 10281 ("Tenant").

                              W I T N E S S E T H :

     WHEREAS, by Office Lease dated October 21, 1983 (the "Original Lease"), as amended by (i) First Amendment of Lease dated as of May 22, 1985, (ii) letter agreement dated May 19, 1987, (iii) letter agreement dated as of December 1, 1988, (iv) Second Amendment of Lease dated May 11, 1994, (v) Third Amendment of Lease dated as of December 1, 1995, (vi) Fourth Amendment of Lease (the "Fourth Amendment") dated as of December 26, 1996, (vii) Partial Termination and Surrender Agreement and Fifth Amendment of Lease dated as of February 25, 1999, and (viii) Sixth Amendment of Lease (the "Sixth Amendment") dated as of September 1, 1999 (as so amended and partially terminated, the "Lease"), Landlord (either directly or through its predecessor in interest) demised to Tenant premises consisting of the 9th to 16th floors, inclusive, the Additional Premises, the Elevator Premises, the Duct Premises, and the Lobby Premises in the building known by the street address Tower A, One World Financial Center, New York, New York (the "Building");

     WHEREAS, the Fourth Amendment added to the Lobby Premises certain premises collectively defined in the Fourth Amendment as the Additional Lobby Space, consisting of (i) the Lower Lobby A Space, which Lower Lobby A Space contains 6,122 rentable square feet on the street level of the Building and which Lower Lobby A Space is substantially shown hatched and labeled "Lower Lobby A Space" on the floor plan attached as Exhibit A to the Sixth Amendment, (ii) the Lower Lobby B Space which contains 496 rentable square feet and (iii) the Additional Upper Lobby Space which contains 1,485 rentable square feet;

     WHEREAS, pursuant to the Fifth Amendment, Tenant was released from its obligations under the Lease with respect to, among other things, the Additional Lobby Space, and the term of the Lease with respect to the Additional Lobby Space was extinguished;

     WHEREAS, pursuant to the Sixth Amendment, Tenant re-let the Lower Lobby A Space from Landlord;

     WHEREAS, pursuant to the terms of the Sixth Amendment, the term of the lease of the Lower Lobby A space was scheduled to expire at 11:59 p.m. on August 31, 2000; and

     WHEREAS, Landlord and Tenant desire to amend the Lease to (i) extend the term of the lease to Tenant of the Lower Lobby A Space and (ii) otherwise amend the provisions of the Lease, all on the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Defined Terms. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Lease.

     2. Extension of Term of Lease of Lower Lobby A Space. The term of the lease of the Lower Lobby A Space is hereby extended for an additional term of four years and nine months (the "LLAS Extended Term"), commencing on September 1, 2000 (which date shall hereafter be deemed to be the "LLAS Commencement Date" under this Agreement and under the Lease, as amended by this Agreement) and ending at 11:59 p.m. on May 31, 2005 or any earlier date upon which the term of the lease of the Lower Lobby A Space shall expire or be canceled or terminated pursuant to any of the conditions or covenants of the Lease (as amended by this Agreement) or pursuant to law. The "LLAS Expiration Date", as such term is used in this Agreement and in the Lease, as amended by this Agreement, shall hereafter mean May 31, 2005 or any such earlier date upon which the term of the lease of the Lower Lobby A Space shall expire or be canceled or terminated pursuant to any of the conditions or covenants of the Lease (as amended by this Agreement) or pursuant to law.

     3. Fixed Rent and Other Payments. During the LLAS Extended Term, Tenant shall continue to pay (a) Fixed Rent with respect to the Lower Lobby A Space at the annual rate set forth in Section 3(c) of the Sixth Amendment (i.e., $61,220 per annum) and otherwise in accordance with the provisions of the Sixth Amendment (it being agreed, without limiting the foregoing, that the provisions of Section 1.05(c) of the Original Lease shall remain inapplicable to Fixed Rent required to be paid with respect to the Lower Lobby A Space); and (b) the PILOT Payments, the Operating Payments, the payments for electric energy supplied to the Lower Lobby A Space and all other rent and charges payable with respect to the Lower Lobby A Space in accordance with the existing provisions of the Sixth Amendment.

     4. Additional Terms Applicable to Lower Lobby A Space. The lease of the Lower Lobby A Space by Tenant for the LLAS Extended Term shall otherwise be on all of the existing terms and provisions contained in the Sixth Amendment, except that:

        (a) the term of the lease of the Lower Lobby A Space shall be the LLAS Extended Term, as set forth in Section 2(a) above (it being agreed that from and after the LLAS Commencement Date, all references in the Lease, as amended by this Agreement, to the "term of the lease of the Lower Lobby A Space" shall be deemed to mean the LLAS Extended Term);

        (b) Section 4 of the Sixth Amendment is hereby deleted in its entirety and shall be inapplicable during the LLAS Extended Term; and

        (c) Tenant shall pay to Landlord, upon the execution and delivery of this Agreement by Tenant, the sum of $5,101.67 to be applied by Landlord to the monthly installment of Fixed Rent in respect of the Lower Lobby A Space attributable to the calendar month September 2000.

     5. Tenant Currently in Possession; Condition of Lower Lobby A Space. Tenant hereby acknowledges that Tenant is currently in possession of the Lower Lobby A Space (and shall continue in possession thereof during the LLAS Extended Term) and agrees that the Lower Lobby A Space is in satisfactory condition on the date hereof. Tenant hereby further agrees that Tenant shall accept the Lower Lobby A Space in its "as is" condition on the LLAS Commencement Date and that Landlord shall not be required to perform any work, to pay any amount, to install any fixtures or equipment or to render any services to prepare the Building or the Lower Lobby A Space for Tenant's use or occupancy.

     6. Landlord's Termination Right. (a) Landlord shall have the option (the "Termination Option"), in its sole discretion, to terminate the Lease with respect to the lease of the Lower Lobby A Space only, subject to the terms of this Agreement. The Termination Option shall be exercisable by written notice to Tenant ("Landlord's Exercise Notice") given at any time following the LLAS Commencement Date. If Landlord exercises the Termination Option, the Lease shall terminate with respect to the lease of the Lower Lobby A Space only effective at 11:59 p.m. on the date which is one hundred and twenty (120) days after Landlord's Exercise Notice shall have been given to Tenant (the "Termination Date"), which Termination Date shall thereupon constitute the LLAS Expiration Date under the Lease, as amended by this

Agreement, and Tenant shall pay all Fixed Rent, PILOT Payments, Operating Payments, payments for electric energy supplied to the Lower Lobby A Space and all other rent and charges payable with respect to the Lower Lobby A Space through and including the Termination Date in accordance with this Agreement. Such termination of the Lease with respect to the lease of the Lower Lobby A Space shall not affect the lease of any other space to Tenant under the Lease, and Landlord and Tenant hereby confirm and agree that the Lease shall thereafter continue in full force and effect with respect to all space other than the Lower Lobby A Space.

        (b) Tenant shall surrender the Lower Lobby A Space to Landlord at or prior to 11:59 p.m. on the Termination Date, vacant, broom-clean and free of all tenancies, subtenancies and occupancies and otherwise in the condition required under the terms and provisions of the Lease, including, without limitation,
Section 5 of the Sixth Amendment.

        (c) From and after the Termination Date, Tenant shall remain liable to Landlord for: (i) all claims against Landlord or Tenant, arising from, relating to, or otherwise connected with, any labor and materials furnished or asserted to have been furnished to Tenant or anyone claiming by, through or under Tenant with respect to the Lower Lobby A Space prior to the surrender thereof to Landlord, except to the extent any such claim shall have arisen directly from the wilful misconduct or gross negligence of Landlord; (ii) all claims by Landlord against Tenant for contribution or indemnification or both arising out of third-party claims against Landlord to the extent provided for in the Lease;
(iii) all obligations and liabilities of Tenant with respect to the Lower Lobby A Space accruing prior to the surrender thereof to Landlord; (iv) all other claims, liabilities, injuries, losses, damages, costs and expenses incurred by or made against Landlord or Tenant, arising from, relating to, or otherwise connected with, circumstances, actions or omissions that occurred in the Lower Lobby A Space prior to the surrender thereof to Landlord, except to the extent any such claim, liability, loss, damage, cost or expense shall have arisen directly from the wilful misconduct or gross negligence of Landlord; and (v) all other obligations of Tenant with respect to the Lower Lobby A Space expressly provided in this Agreement or the Lease, as amended by this Agreement, to survive the termination or expiration hereof or thereof. Tenant's liability under clauses (i) through (v) of this Section 6(c) shall include, without limitation, reasonable attorneys' fees and disbursements (and reasonable attorneys' fees and disbursements incurred in establishing liability under this
Section 6(c) and in collecting amounts payable hereunder). Tenant's liability under this Section 6(c) shall survive the Termination Date and such surrender of the Lower Lobby A Space to Landlord.

        (d) If Tenant shall fail to surrender the Lower Lobby A Space to Landlord in the condition required under, and otherwise in accordance with,
Section 6(b) above, then (i) such failure by Tenant shall constitute an Event of Default under the Lease, entitling Landlord to exercise any and all of Landlord's rights and remedies under the Lease, at law and in equity with respect thereto; and (ii) without limiting anything in clause (i) above, for the period commencing on the Termination Date and ending on the date that Tenant actually surrenders the Lower Lobby A Space to Landlord in the condition required under, and otherwise in accordance with Section 6(b) above, Tenant, at the election of Landlord, shall be deemed to be occupying the Lower Lobby A Space as a tenant from month-to-month, at a monthly rental equal to two hundred percent (200%) of all Fixed Rent, PILOT Payments, Operating Payments, payments for electric energy supplied to the Lower Lobby A Space and all other rent and charges payable with respect to the Lower Lobby A Space payable during the last full calendar month immediately preceding (A) the Termination Date or (B) the date of Landlord's Exercise Notice (whichever is greater), subject to all of the other conditions, provisions and obligations of the Lease, as amended by this Agreement, insofar as the same are applicable to a month-to-month tenancy. In addition, Tenant shall indemnify, defend and hold harmless Landlord for, from and against all loss, costs, expenses, penalties, liability, damages and claims, including, without limitation, attorneys' fees and disbursements (and attorneys' fees and disbursements incurred in establishing liability under this Section 6(d) and in collecting amounts payable hereunder), incurred by, or assessed against, Landlord arising from Tenant's failure to surrender the Lower Lobby A Space to Landlord on or prior to the Termination Date in the condition required under, and otherwise in accordance with, Section 6(b) above, including, without limitation, (x) any rent payable by, and any loss, cost and damages, including lost profits, claimed by, any prospective tenant of the Lower Lobby A Space or any portion thereof, and (y) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Lower Lobby A Space or any portion thereof by reason of such failure by Tenant to timely surrender the Lower Lobby A Space. Tenant's liability under this Section 6(d) shall survive the Termination Date and such surrender of the Lower Lobby A Space to Landlord.

     7. Broker. Each party hereto covenants, warrants and represents to the other party that it had no conversations or negotiations with any broker concerning the extension of the lease of the Lower Lobby A Space to Tenant. Each party hereto shall indemnify and hold harmless the other party against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by the indemnifying party with any broker concerning the extension of the lease of the Lower Lobby A Space.

     8. Lender Consent. Landlord represents to Tenant that, as of the date of this Agreement, the sole Superior Mortgage is held by The Sanwa Bank Limited, New York Branch ("Sanwa") pursuant to a Consolidation, Amendment and Restatement of Leasehold Mortgage, Assignment of Rents and Leases and Security Agreement dated as of November 21, 1996. Landlord shall use reasonable efforts to obtain from Sanwa and deliver to Tenant within thirty (30) days after the execution and delivery by both Landlord and Tenant of this Agreement a written instrument wherein Sanwa consents to the execution and delivery of this Agreement (the "Consent"). If Landlord does not deliver the Consent within such thirty (30) day period, then either Landlord or Tenant shall have the right, by notice given to the other within ten (10) days thereafter and before the Consent is delivered, to terminate this Agreement (but the Lease shall otherwise remain in full force and effect as though this Agreement had never been executed and delivered). As used in this Section 8, "reasonable efforts" shall mean that Landlord shall make the request for the Consent to Sanwa in writing and make two (2) follow-up telephone calls to Sanwa.

     9. Governing Law. This Agreement shall be governed by, and construed in accordance with, New York law without regard to conflict of laws principles.

     10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     11. Not Binding Offer. This Agreement is offered for signature by Tenant it is understood that this Agreement shall not be binding upon Landlord unless and until Landlord shall have executed and delivered to Tenant a fully executed copy of this Agreement.

     12. No Oral Modification. This Agreement may not be changed or terminated orally, but only by an agreement in writing signed by Landlord and Tenant.

     13. Ratification; No Other Changes. Except as amended by this Agreement, the Lease is ratified and confirmed and remains in full force and effect. All references in the Lease to "this lease" shall hereafter be deemed to refer to the Lease as amended by this Agreement.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Agreement as of the day and year first above written.

                                       LANDLORD:

                                       WFP TOWER A CO. L.P.
                                       By:  WFP Tower A Co. G.P. Corp.,
                                            General Partner


                                       By: _________________________________
                                           Richard B. Clark
                                           President and Chief
                                            Operating Officer


                                       TENANT:

                                       DOW JONES & COMPANY, INC.



                                       By: _________________________________
                                           Name:
                                           Title:

                                Eighth Amendment of
                                Lease - July 12, 2002

                            EIGHTH AMENDMENT OF LEASE

     THIS AGREEMENT (this "Agreement") is made as of the 12/th/ day of July 2002 between WFP TOWER A CO. L.P., a Delaware limited partnership, having an address at c/o Brookfield Financial Properties, Inc., One Liberty Plaza, New York, New York 10006 ("Landlord"), and DOW JONES & COMPANY, INC., a Delaware corporation, having an address at One World Financial Center, New York, New York 10281 ("Tenant").

                              W I T N E S S E T H :

     WHEREAS, by Office Lease dated October 21, 1983, as amended by (i) First Amendment of Lease dated as of May 22, 1985, (ii) letter agreement dated May 19, 1987, (iii) letter agreement dated as of December 1, 1988, (iv) Second Amendment of Lease dated May 11, 1994, (v) Third Amendment of Lease dated as of December 1, 1995, (vi) Fourth Amendment of Lease dated as of December 26, 1996, (vii) Partial Termination and Surrender Agreement and Fifth Amendment of Lease dated as of February 25, 1999, (viii) Sixth Amendment of Lease dated as of September 1, 1999 and (ix) Seventh Amendment of Lease dated as of September 1, 2000 (as so amended and partially terminated, the "Lease"), Landlord (either directly or through its predecessor in interest) demised to Tenant premises consisting of the 9/th/ to 16/th/ floors, inclusive, the Additional Premises, the Elevator Premises, the Duct Premises, and the Lobby Premises in the building known by the street address Tower A, One World Financial Center, New York, New York (the "Building");

     WHEREAS, due to the events of September 11, 2001, the Building and the Premises were rendered untenantable within the meaning of Article 22 of the Lease; and

     WHEREAS, Landlord and Tenant desire to amend the Lease to (i) provide for Tenant, rather than Landlord, to repair the damage to and restore and rebuild the Premises and (ii) otherwise amend the provisions of the Lease, all on the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Defined Terms. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Lease.

     2. Restoration of Premises. (a) Notwithstanding anything to the contrary contained in Article 22 of the Lease, Tenant and not Landlord, at Tenant's sole cost and expense (subject to the Restoration Contribution, as set forth in this Section 2), shall repair the damage to and restore and rebuild the Premises in accordance with the provisions of the Lease and the Scope of Work (the "Scope of Work") annexed to this Agreement as Exhibit A (such repair, restoration and rebuilding being referred to as "Tenant's Restoration Work"), provided that Tenant shall not be responsible to perform the Remediation Program (as hereinafter defined). Landlord has diligently pursued to completion the Remediation Program. Tenant's Restoration Work shall be performed in accordance with the alteration provisions of Article 12 of the Lease. Tenant acknowledges that, except as otherwise provided in this Agreement, Landlord has no further obligation to perform any restoration work under the Lease with respect to the Premises. Nothing contained in this Agreement shall affect Landlord's obligation to repair, restore and rebuild areas of the Building outside of the Premises or Tenant's obligation to repair and restore Tenant's Property, all in accordance with the provisions of the Lease. The "Remediation Program" shall mean Landlord's fourteen-step remediation and testing program, a description of which is annexed as Exhibit B, pursuant to which Landlord has performed and will perform environmental cleanup of the Building so that the air quality in the Building and in the Premises has met all applicable legal standards necessary to enable Tenant to safely commence Tenant's Restoration Work, in the opinion of Landlord's environmental consultant.

        (b) In consideration of Tenant's performance of Tenant's Restoration Work in accordance with the provisions of the Lease and the Scope of Work, Landlord shall pay up to but not in excess of the sum of $3,667,540.75 (the "Restoration Contribution") for Tenant's actual costs of performing or installing in the Premises Tenant's Restoration Work. For purposes of the preceding sentence, actual costs of performing or installing Tenant's Restoration Work shall include all construction costs, including so-called "soft" construction costs, such as costs and fees for design and engineering and Tenant's professional and construction consultants ("Soft Costs"). Tenant shall submit to Landlord a line item budget setting forth estimated construction costs and Soft Costs prior to commencement of Tenant's Restoration Work. Provided that there shall not then be existing a monetary or material non-monetary default which continues beyond notice and the expiration of any applicable grace period under the provisions of the Lease, Landlord shall pay for such costs by paying the contractors, suppliers or consultants designated by Tenant or by reimbursing Tenant (at Tenant's option) from time to time during the progress of Tenant's Restoration Work (but not more than once per month) within 30 days after receipt from Tenant of (i) supporting documentation therefor approved by Tenant, accompanied by a certification of the architect supervising the work (for work covered by such architect's design), stating that the portion of the work for which Tenant is applying for payment has been completed substantially in accordance with the Scope of Work and with any plans and specifications approved by Landlord, (ii) itemized bills for labor and materials constituting portions of such work submitted by the contractors, suppliers or consultants of the services or materials rendered (and where Tenant elects to be reimbursed, such bills shall have been marked "paid" by the contractor, supplier or consultant), and (iii) waivers of liens evidencing the payment for any prior work performed and materials supplied for which Tenant previously applied for payment, executed and acknowledged by the contractors, suppliers and consultants which are entitled by statute to file mechanics liens. Without limiting the generality of the preceding sentence, a material non-monetary default shall include any default by Tenant in its obligations under this Agreement, including any default in the performance of any Tenant's Restoration Work. Any amounts withheld due to any default by Tenant shall be paid to Tenant in accordance with the terms of this Paragraph 2(b) when such default (and any other defaults by Tenant) has been cured. If Tenant elects to perform work to the Premises which is greater in scope than the Scope of Work and which results in the cost of Tenant's Restoration Work exceeding the Restoration Allowance, Landlord shall have no obligation to reimburse Tenant for such excess costs.

        (c) Tenant's obligation to pay the Fixed Rent and Additional Charges under the Lease shall commence on July 8, 2002 (the "Rent Recommencement Date").

        (d) If, upon completion of Tenant's Restoration Work in accordance with the provisions of this Section 2 and the complete payment of all of the costs and expenses thereof, there shall remain any unused portion of the Restoration Contribution, then, provided there shall not then be existing a monetary or material non-monetary default which continues beyond notice and the expiration of any applicable grace period under the provisions of the Lease, the amount of such unused portion of the Restoration Contribution shall be applied as a credit against the next accruing installment(s) of Fixed Rent payable by Tenant under the Lease. If there shall then be any such default, such unused portion shall be applied after such default (and any other defaults by Tenant) has been cured.

        (e) Landlord and Tenant hereby acknowledge that certain dust was found on or about May 17, 2002 on floors 9 through 11 during the removal of ductwork located on such floors. Without reaching any conclusion regarding the nature of the dust, Landlord and Tenant further agree that Tenant, at Tenant's sole cost and expense, shall arrange for the removal and remediation of such dust and that such removal and remediation shall delay Tenant's restoration of the Premises. Therefore, notwithstanding anything to the contrary contained herein, Landlord shall pay up to, but not in excess of, the sum of One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) (the "Additional Contribution") for the actual difference in cost incurred by Tenant between the original cost (the "Original Cost") of restoring the Premises on the eight week schedule beginning May 13, 2002 and the cost (the "Expedited Cost") of restoring the Premises on an expedited basis within the same eight-week period given the interruption of the restoration on account of the removal and remediation set forth in the preceding sentence. The Additional Contribution shall be paid in accordance with the terms and conditions set forth in Paragraph 2(b) above for the payment of the Restoration Contribution, provided, however, that Tenant shall be required only to provide evidence reasonably satisfactory to Landlord of the Expedited Cost (i.e., invoices from contractors and/or material suppliers showing increased cost(s) as a result of the expedited schedule). Notwithstanding the foregoing, if, upon completion of Tenant's Restoration Work in accordance with the provisions of this Section 2 and complete payment of all of the costs and expenses attributable to the difference between the Original Cost and the Expedited Cost, there shall remain any unused portion of the Additional Contribution, Tenant shall have no right to any unused portion of the Additional Contribution.

     3. Lender Consent. Landlord represents to Tenant that, as of the date of this Agreement, the sole Superior Mortgage is held by UFJ Bank Limited (successor by merger to The Sanwa Bank Limited), New York Branch ("UFJ") pursuant to a Consolidation, Amendment and Restatement of Leasehold Mortgage, Assignment of Rents and Leases and Security Agreement dated as of November 21, 1996. Landlord shall use reasonable efforts to obtain from UFJ and deliver to Tenant within thirty (30) days after the execution and delivery by both Landlord and Tenant of this Agreement a written instrument wherein UFJ consents to the execution and delivery of this Agreement (the "Consent"). If Landlord does not deliver the Consent within such thirty (30) day period, then either Landlord or Tenant shall have the right, by notice given to the other within ten (10) days thereafter and before the Consent is delivered, to terminate this Agreement (but the Lease shall otherwise remain in full force and effect as though this Agreement had never been executed and delivered). As used in this Section 3, "reasonable efforts" shall mean that Landlord shall make the request for the Consent to UFJ in writing and make two (2) follow-up telephone calls to UFJ.

     4. Governing Law. This Agreement shall be governed by, and construed in accordance with, New York law without regard to conflict of laws principles.

     5. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     6. Not Binding Offer. This Agreement is offered for signature by Tenant. It is understood that this Agreement shall not be binding upon Landlord or Tenant unless and until Landlord or Tenant shall have executed and delivered to each other a fully executed copy of this Agreement.

     7. No Oral Modification. This Agreement may not be changed or terminated orally, but only by an agreement in writing signed by Landlord and Tenant.

     8. Ratification; No Other Changes. Except as amended by this Agreement, the Lease is ratified and confirmed and remains in full force and effect. All references in the Lease to "this lease" shall hereafter be deemed to refer to the Lease as amended by this Agreement. The provisions of this Agreement shall apply only to the restoration of the Premises and the completion of all environmental remediation work required by law necessitated by the events of September 11, 2001 and not to any subsequent damage or destruction to the Building or the Premises or any subsequent instance of the Premises not being in compliance with environmental laws, with respect to which the applicable provisions of the Lease (as unamended by this Agreement) shall continue to apply.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Agreement as of the day and year first above written.

                                             LANDLORD:

                                             WFP TOWER A CO. L.P.

                                             By: WFP Tower A Co. G.P. Corp.,
                                                 General Partner


                                             By: /s/ Jeremiah B. Larkin
                                                 ----------------------
                                                 Jeremiah B. Larkin
                                                 Senior Vice President
                                                 Director of Leasing

                                             TENANT:

                                             DOW JONES & COMPANY, INC.


                                             By: /s/ Guy A. Nardo
                                                 ----------------
                                                 Name:  Guy A. Nardo
                                                 Title: Vice President,
                                                        General Services

                                    Exhibit A

                                  Scope of Work

As of May 30, 2002

DOW JONES & COMPANY
Floors 9-16
Scope of Work

                                                                                                  Dow/C.L.
                                                                               Cunningham          Agreed
                                                              Dow Jones          Lindsey            Upon
                                                                Amount           Amount            Amount           Comments
                                                           -------------------------------------------------------------------------

Erik Jaeger Scope of Work                                  $3,017,000.00   $3,017,000.00    $3,017,000.00
Agreed Upon Contingency                                       150,000.00      150,000.00       150,000.00
Total Scope Agreed prior to 5/6/02:                        $3,167,000.00   $3,167,000.00    $3,167,000.00
Additional Items Agreed to at 5/6/02 Meeting:
                                                                                                            Dow seeking0new grid. CL
                                                                                                            willing to consider 50%
1) Ceiling Grid                                            $  234,000.00   $   40,000.00    $  185,000.00   of amount.

                                                                                                            CL will concede
                                                                                                            $3.00/sq. ft. even
                                                                                                            though Turner says
2) Sheetrock removal for mold covering 1,300 sq. ft.            3,900.00        3,900.00         3,900.00   $2.75/sq. ft.

                                                                                                            Dow says $250.00/Box. CL
                                                                                                            has quote from vendor
3) 275 Leviton Boxes                                           68,750.00       27,387.25        50,000.00   for $99.50/Box.

                                                                                                            Dow and CL agree on
4) 175 Floor Tiles                                              5,195.75        5,195.75         5,195.75   $29.69/Tile.

                                                                                                            Dow and CL agree on
5) 35 Sensor Switches                                           7,875.00        7,875.00         7,875.00   $225.00/Switch.

                                                                                                 7,800.00   Dow and CL agree on
6) 12 VMI Panels                                                7,800.00        7,800.00                    $650.00/Panel.

                                                                                                            This is Dow Jones' cost
                                                                                                            for providing their
                                                                                                            technical personnel when
                                                                                                            the sound attenuator
                                                                                                            issue was being
7) Generator Costs                                             17,040.00       17,040.00        17,040.00   addressed.

                                                                                                            Dow and CL agree on
8) Wall Paper Covering 194 square yards                         8,730.00        8,730.00         8,730.00   $45.00/square yard.

                                                                                               215,000.00   Dow and CL agree on
9) 2x2 Light Fixtures                                         300,000.00      203,641.50                    $215,000.00.
     Total Amount of Additional Items:                        653,290.75      321,569.50       500,540.75
                                                           -------------   -------------    -------------
     Total Scope of Work:                                  $3,820,290.75   $3,488,599.50    $3,667,540.75
      In addition to the Scope of Work, an
      additional Construction Allowance has                                                            [1]
      been agreed to:                                      $  150,000.00   $  150,000.00    $  150,000.00

FOOTNOTES:

[1] This is allowance for invoices attributable to additional manpower to bring Structure Tone back on schedule for the 8 week buildout period (May 13 - July 8, 2002).

                                    Exhibit B

                               Remediation Program

                           HILLMAN ENVIRONMENTAL GROUP
                     ENVIRONMENTAL CONSULTING & LAB SERVICES

                                                            1600 Route 22 East
                                                         UNION, NEW JERSEY 07083
                                                             (908) 688-7800
                                                           Fax (908) 686-2636

The 14-Step Remediation Process included the following:

1.    Removal of Tenant Contents* under the direction of Dow Jones/Detail
      Associates.

2. Removal of Special Items and Partitions including VMI Panels, De-mountable Partitions, and Miscellaneous Furnishings/Office Landscapes.

3.    Ceiling Tile Removal utilizing wet methods.

4. Ceiling Plenum Cleaning including all horizontal surfaces such as I-Beams, pipe conduits, light fixtures, ductwork and ceiling grid.

5. Encapsulation of the Ceiling using a fire proofing manufacturers approved product.

6. Cleaning and Encapsulation of Column Bases within the designated "Red Zone" areas as defined by Detail Associates.

7.    Carpet Cleaning using HEPA vacuum and steam cleaning techniques.

8.    Carpet tiles were bagged and removed from floors.

9. Cleaning all areas below raised flooring utilizing HEPA vacuum and wet wiping methods.

10. Core area cleaning including Mechanical Electrical Rooms (MER's), closets, elevator lobbies and bathrooms.

11. HVAC Cleaning and Encapsulation including Brookfield and Dow Jones ductwork and air handling unites.

12.   Carpet Mastic Removal

13. Cleaning of all Horizontal and Vertical Surfaces below the Ceiling Grid utilizing HEPA vacuum and wet wipe methods.

14. Final Visual Inspection followed by final aggressive TEM Air Sampling based on AHERA protocol as well as an Environmental Health Risk Assessment.

*Refer to attached Protocol for the Removal of Tenant's Contents dated 1/7/2002.

In additional to the 14-Step Remediation Process the following tasks were performed:

      .  Steam Cleaning of the Raised Floor
      . Hand Cleaning of HVAC system (including Brookfield and Dow Jones systems) to comply with Dow Jones ASTM 5755 Standard of less than 10,000 structures.
      . Cleaning of Perimeter window diffusers and replacement of associated flex duct.
      . Remediation of visible mold utilizing wet methods, negative air and containment methods.

          Protocol for cleaning of Tenant-owned furniture and contents
                           One World Financial Center

Many tenant owned items on floors were exposed to dust, which may contain fine asbestos fibers following the aftermath of the World Trade Center collapse. The building's cleaning contractors performed an initial cleaning on the tenant furniture and readily accessible belongings.

Testing has determined that the furnishings require special detailed cleaning. This cleaning is the responsibility of the tenants. The building will be performing inspections and/or testing of these tenant items after they have been cleaned. Following is the testing criteria to be following and some suggested methodologies.

Recommended Cleaning Procedures

These procedures are recommended, but not required. Some items may not be able to be completely cleaned and decontaminated. They may require disposal.

Hard furniture and non-porous items: Clean all surfaces with HEPA filtered vacuums and wet wiped.

Porous furniture and contents such as chairs and fabric panels: Clean with HEPA vacuums and clean with stream extraction or other deep cleaning methods.

Papers, files and books:  Clean with HEPA vacuums.

Note: There are many specialized cleaning and disaster recovery contractors available to perform this type of work. The building can provide a list of approved contractors.

Electric equipment: Open and clean and HEPA vacuums while agitating interior components with anti-static brushes. This procedure must be done within a clean room if done on-site. Hillman Environmental, the building's environmental consultant, must approve the proposed set-up of this room prior to use.

Monitoring of Cleaning Procedures

Brookfield's environmental consultant will monitor the cleaning of tenant items to ensure that contamination form the tenant spaces does not disperse to other parts of the building. This monitoring will include approval of the means and methods that the tenant contractors propose to use for the cleaning operation. In addition, Brookfield's environmental consultant will perform quality assurance and air monitoring during the process.

Clearance Criteria

In order for the building to be assured of the cleanliness of tenant owned items, the building will implement a testing program after these items have been cleaned.

General area testing: The building will perform air sampling using aggressive methods (agitation of air using left blower) with the samples being analyzed by transmission electron microscopy (TEM) utilizing AHERA Protocol. Sample results must pass City of New York (Title 15, Chapter 1, Rules of the City of New York) clearance criteria.

Hard Furniture and Furniture Systems: The building consultant will perform a visual and tactile inspection including disassembly of a percentage of hard furnishings and fixtures to inspect for visible accumulation of dust within the systems. The inspection shall reveal no visible accumulation of dust.

Porous Furniture and contents such as chairs and fabric panels.: The building consultant following visual inspection, may choose to vacuum the surfaces on ten (10%) percent of these items and submit the dust for Transmission Electron Microscope Method for Identifying and Quantifying Asbestos in non-friable organically bound build samples NYS ELAP Method 198.4 (Chatfield Method)

Files, books, etc.:  Same as above.

Disposal Criteria

All items must be cleaned and/or packaged in plastic and moved out of the building in such a way as to prevent the contamination of other parts of the building.

These items contain less than 1 percent asbestos content and can therefore be disposed as conventional waste.

Date: ____________________________



________________________________        _______________________________________
Chris Hillman President                 Douglas R. Whitaker, Principal
Hillman Environmental                   Entek Environmental & Technical
                                        Services, Inc.

ADDENDUM

          Protocol for cleaning of Tenant-owned furniture and contents
                           One World Financial Center

Contractor Compliance

This building will be performing inspections and/or testing of tenant items during and after they have been cleaned. The responsibility of updating the building on work progression falls directly on the contractor. In order to fulfill this responsibility, the contractor must have representation at daily meetings and issue a written tentative weekly schedule no later than Noon each Monday. Failure to comply with these terms will result in complete work stoppage until these terms are met.